UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2012

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

•	EuroPac International Value Fund - Class A (EPIVX)
•	EuroPac International Bond Fund - Class A (EPIBX)
•	EuroPac Hard Asset Fund - Class A (EPHAX)
•	EP China Fund - Class A (EPHCX)
•	EP Asia Small Companies Fund - Class A (EPASX)
•	EP Latin America Fund – Class A (EPLAX)
•	EP Strategic US Equity Fund- Class A (EPUSX)

ANNUAL REPORT
October 31, 2012

www.europacificfunds.com

•	EuroPac International Value Fund - Class A (EPIVX)
•	EuroPac International Bond Fund - Class A (EPIBX)
•	EuroPac Hard Asset Fund - Class A (EPHAX)
•	EP China Fund - Class A (EPHCX)
•	EP Asia Small Companies Fund - Class A (EPASX)
•	EP Latin America Fund – Class A (EPLAX)
•	EP Strategic US Equity Fund- Class A (EPUSX)

Each a series of the Investment Managers Series Trust

Table of Contents
Letter to Shareholders	1
Fund Performance and Summary	5
Schedules of Investments	12
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights	46
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	65
Supplemental Information	66
Expense Example	71

This report and the financial statements contained herein are provided for the general information of the shareholders of the Euro Pacific Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Dear Shareholder,

We are pleased to present the Annual Report for the EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac Hard Asset Fund, EP China Fund, EP Asia Small Companies Fund, EP Latin America Fund and the EP Strategic US Equity Fund (collectively referred to as the “Funds”) with respect to the period November 1, 2011 through October 31, 2012.

Market Overview
Fiscal year 2012 was a favorable year for foreign equities and bonds. Unprecedented monetary stimulus from central banks in the United States, Eurozone and Japan, had the effect of reducing some of the large, unpredictable “tail-risks” in the economy such as a breakup of the Eurozone. However, while easy monetary policies provided support to asset prices in 2012, they don’t appear to have impacted economic growth prospects around the world, as estimates for growth were reduced by analysts throughout the year. We continue to believe that monetary stimulus can impact asset prices, but not the real economy if consumers are unwilling to borrow or lenders unwilling to lend. Additionally, we believe that monetary stimulus in developed economies distorts market prices and encourages malinvestment, which impedes productivity and real-wage growth. Moving into fiscal year 2013, now that the monetary tap has been opened fully, we believe fiscal policies and market fundamentals will begin to play a larger role in asset returns.  Unfortunately, it is very difficult to predict where fiscal policies will go due to the political process involved and as such, the outlook for 2013 remains uncertain. However, given there are many bright spots to invest in around the world, the outlook is not hopeless. For value-oriented, long-term investors, we believe the picture is beginning to improve. Particularly in international markets, valuations continue to look very attractive to us. Given the near-term uncertainty over fiscal policy, we continue to advocate maintaining an appropriate mix of bonds, stocks, and precious metals, in a basket of the highest quality currencies, with a bias towards natural resource companies. Euro Pacific Asset Management is happy to offer a number of products focusing on this approach.

EuroPac International Value Fund
The EuroPac International Value Fund attempts to generate income and capital appreciation over a long-term investment horizon by selectively choosing undervalued foreign companies, primarily located within Europe and the Pacific Rim, and with minimal exposure to the US Dollar. The EuroPac International Value Fund uses a top-down allocation approach to select what it views as the most fundamentally sound countries to invest and a bottom-up approach to select high-quality, undervalued companies. Because of the Advisor’s approach of buying in countries it views as having the best fundamentals, the Fund will typically be underweight the United Kingdom and Western Europe. The strategy seeks to diversify currency risk and takes a long-term investment view with low portfolio turnover.

In fiscal year 2012, the International Value Fund returned 5.88% without the maximum sales load and 1.09% including the maximum sales load, which compared favorably to the Morgan Stanley Capital International All Country World Index (MSCI ACWI) excluding US Index’s return of 4.74%. During the period, the fund benefited from its overweight exposure to Norwegian salmon farming companies, Asian equities, and low volatility, high dividend paying companies. The fund was somewhat negatively impacted by the performance of gold miners; however we view this sector as one of the most attractive going into 2013 and maintain our overweight exposure as of this report.

EuroPac International Bond Fund
The EuroPac International Bond Fund attempts to preserve capital and provide income over a long-term investment horizon by selectively choosing foreign bonds of issuers in Europe and the Pacific Rim with exposure to a balanced basket of currencies that the fund believes have the greatest potential for long-term appreciation versus the US Dollar. The EuroPac International Bond Fund uses a top-down allocation approach to select what it views as the most fundamentally sound countries and currencies to invest and a bottom-up approach to select undervalued government and corporate bonds.

In fiscal year 2012, the International Bond Fund returned 2.02% without the maximum sales load and -2.59% including the maximum sales load, which compared favorably to the Citigroup Non-USD World Government Bond Index (WGBI) at 1.55%. The fund finished favorably versus its benchmark due to its relatively higher yield and overweight exposure to currencies with positive real interest rates versus the US Dollar, Japan and the Eurozone. Looking forward to 2013, we continue to view our allocation favorably given our opinion that interest rates are reaching a historic low and will begin rising in the future. With relatively low interest rate risk and exposure to high quality bonds and currencies in the Fund, we have a favorable outlook for the EuroPac International Bond Fund over the long-run. The EuroPac International Bond Fund continues to seek to differentiate itself from its peers by investing in what it believes are the highest quality countries and currencies from a fundamental perspective. The Fund focuses on countries with higher real-interest rates, low government debt and trade surpluses. We believe these characteristics will drive performance favorably in 2013 and beyond as well.

EP China Fund
The EP China Fund uses a value oriented strategy with a long term focus on financially sound, stable but growing, dividend paying Chinese companies. The Fund believes that China will continue to grow faster over the long term than many developed countries due to the emerging middle class, strong consumer balance sheets, a fiscally conservative government and ongoing market deregulation. Seeking to benefit from these trends, the Fund is focused exclusively on finding those companies best positioned to benefit from the underlying fundamental strength in China. In the Advisor’s quest to generate attractive returns and limit downside risk for shareholders, the Advisor balances the strong growth outlook for many Chinese companies with valuation and the company’s ability and willingness to pay dividends.

In fiscal year 2012, the EP China Fund returned 5.45% without the maximum sales load and 0.72% including the maximum sales load versus the Morgan Stanley Capital International China Index’s 7.92%. For most of the year the performance of the Fund closely mirrored our benchmark, the MSCI China Index, despite being significantly overweight consumer, technology and healthcare stocks while underweight financial, material and industrial stocks.  We expect a moderate improvement in the Chinese economy in 2013 with upside risk from more aggressive reforms as the Chinese leadership transition is fully complete.  We anticipate new reforms to broadly focus on ‘livelihood,’ and specifically spotlight increasing domestic consumption, providing broader healthcare coverage and upgrading the Chinese technology infrastructure, all sectors that will benefit the Fund.  Further, valuations remain attractive and when combined with a moderately better growth outlook, we believe Chinese equities are attractive for long term investors.

EP Asia Small Companies Fund
The EP Asia Small Companies Fund seeks to invest at least 80% of its net assets in equity securities of small capitalization companies located in the Asian countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The Sub-advisor defines small companies as those companies with market capitalizations, at the time of investment, of below $3 billion. The Sub-advisor will focus the Fund’s investments on what the Sub-advisor believes are financially sound, stable but growing, and dividend paying small cap companies. The Sub-advisor uses an active management investment approach to researching, identifying and selecting portfolio companies. The research process is driven by bottom-up fundamental analysis that aims to identify growing but stable companies trading at attractive valuations relative to anticipated growth in revenue and earnings. Prior to making an investment, the Sub-advisor considers factors including, but not limited to, financial statement analysis; quality of management; insider ownership; perceived soundness of the business strategies; ability to sustain a competitive advantage; liquidity; and valuation relative to expected growth.

In fiscal year 2012, the EP Asia Small Companies Fund returned 28.40% without the maximum sales load and 22.67% including the maximum sales load versus the Morgan Stanley Capital International All Country Asia Ex-Japan Small Cap Index’s 3.68%. We are extremely proud of the significant outperformance of the EP Asia Small Company Fund, which was due in part to our focus on the South East Asian economies (Thailand, Philippines, Indonesia, and Malaysia).  The Fund also benefitted from an overweight position in industrial and consumer stocks.  In order to offset weak developed market exports and foster continued economic development, many SEA governments launched major infrastructure programs during the year.  Consumption showed strong resiliency as unemployment is near lows and wages continue to rise at a faster pace than inflation.  As we anticipate these trends to continue in 2013, the Fund remains overweight these economies/sectors.

EuroPac Hard Asset Fund
The EuroPac Hard Asset Fund attempts to provide capital appreciation and protection against inflation over a long-term investment horizon by selectively investing in hard asset securities and currencies that the team believes have the greatest potential for appreciation versus the US Dollar. As a secondary objective, the fund seeks to generate a stream of income from dividends and interest.  The EuroPac Hard Asset Fund uses a top-down approach to select allocations to various hard assets it views as having the best potential for protection against inflation and long-term appreciation versus the Dollar. These hard assets include gold and silver, gold and silver miners, energy, agriculture and industrial metals and miners in foreign currencies.

In fiscal year 2012, the EuroPac Hard Asset Fund returned 1.80% without the maximum sales load and -2.82% including the maximum sales load, which compares favorably to the Standard & Poor’s Global Natural Resources Sector Index’s -2.22%. During the period, the fund benefited from its overweight allocation to Norwegian salmon farming companies and agriculture companies, as well as security selection in the Energy sector. While the fund was somewhat negatively impacted by its allocation to precious metals and precious metal miners in 2012, we believe the Fund will benefit from this overweight allocation to precious metals in 2013 and beyond, given that what appears to be ultra-easy monetary and fiscal policy looks to continue at least through 2015.

EP Latin America Fund
The EP Latin America Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in equity securities of Latin American companies of any market capitalization. The Fund considers Latin America to include Mexico, Central America and South America. In selecting the Fund's investments, the Fund's sub-advisor uses bottom-up fundamental analysis that aims to identify growing but stable companies trading at attractive valuations relative to anticipated growth in revenue and earnings. Prior to making an investment, the sub-advisor considers factors including, but not limited to: financial statement analysis; quality of management; insider ownership; perceived soundness of the business strategies; ability to sustain a competitive advantage; liquidity; and valuation relative to expected growth.

In fiscal year 2012, the EP Latin America Fund returned 1.30% without the maximum sales load and -3.25% including the maximum sales load versus the Morgan Stanley Capital International Emerging Market Latin America Index’s 1.25%. The Fund’s inception was November 1, 2011.  After the Brazilian government indicated that it would intervene in markets through aggressive policies in various sectors, we reduced our exposure to Brazilian companies and increased our exposure to Mexico, Colombia, and Chile.  We are pleased with our performance in the second half of 2012, substantially outperforming the benchmark, to end roughly in-line.  We are optimistic regarding the continuation of our current strategy, but anticipate the market volatility within Latin America to continue in 2013.

EP Strategic US Equity Fund
The EP Strategic US Equity Fund aims to provide capital appreciation and income over a long-term investment horizon by primarily investing in US-domiciled companies that the fund managers believe may benefit from increasing international sales in overseas markets.  The fund has a value oriented focus and strives to find companies with defensible business models, solid balance sheets, stable and growing free cash flow, and that return excess cash to shareholders.  Identifying high quality management teams is a top priority.

Since inception on March 1, 2012, the fund has returned 2.13% without the maximum sales load and -2.45% including the maximum sales load.  This performance compared unfavorably to the S&P 500 Index (SPX) at 4.21%.  The fund underperformed versus its benchmark primarily due to an underweight position in financials and an overweight position in materials.  Looking forward, we believe the rationale for our allocations remains intact and these performance detractors will reverse in 2013.  We believe the current global deleveraging process will continue for several years and serve as a headwind for companies with heavy balance sheets, especially those in the financial sector.  At the same time, we expect global monetary policy to remain ultra accommodative, driving real interest rates lower and providing a tailwind for businesses leveraged to precious metal prices.

Summary
Looking back on the year, many of the risks that were concerning investors in 2010 and 2011 were mitigated over the near-term by unprecedented monetary policy. However, these policies have not had a meaningful impact on growth in the real-economy. Rather than spur growth, they distort market prices, encourage malinvestment and hinder productivity growth in the economies that they are employed. Looking forward to 2013, we expect asset prices to be determined more by fiscal policies and fundamentals, and would expect the developed economies of the United States and Europe to continue to see suboptimal growth due to aggregate debt levels in those countries and continued high unemployment. We continue to believe that it is becoming increasingly clear for investors that overweight exposure to countries that run trade deficits, budget deficits and high levels of debt, is not optimal. In our opinion, this trend will continue to impact investor analysis and selectivity at the country and currency allocation level. We are pleased with the strategies within the Euro Pacific Funds, as we believe they are positioned to benefit from the continued emergence of this trend.

We would like to extend our sincere thanks for investing with Euro Pacific Funds. We welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Jim Nelson, CFA
Portfolio Manager
Euro Pacific Asset Management, LLC

Foreign investments present additional risk due to currency fluctuations, which means the value of securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. The Funds will be more susceptible to the economic, market, political, regulatory, local risks and potential natural disasters of the European and Pacific Rim regions than a fund that is more geographically diversified.

Small, and mid cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.

The Funds may be susceptible to government regulation, impacting hard asset sectors (such as the precious metals, natural resources, and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. To the extent the Funds use futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value. The Funds may be subject to greater risks than a fund whose portfolio has exposure to a broader range of sectors.

EuroPac International Value Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI World Ex USA Value Index.  Results include the reinvestment of all dividends and capital gains.

The Morgan Stanley Capital International (MSCI) World Ex USA Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2012
		Since Inception*
	1 Year*	(4/7/10)
.EuroPac International Value Fund
- With Sales Load	1.09%	1.02%
- At NAV	5.88%	2.85%
MSCI World Ex USA Value Index	4.74%	0.28%
* Annualized Returns

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-888-558-5851 or by visiting www.europacificfunds.com.

Gross and Net Expense Ratios for the Fund are 1.88% and 1.75% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect through March 1, 2013 (when it will automatically renew for an additional one year period).

The Fund’s total returns reflect payment of the maximum sales charge of 4.50%. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EuroPac International Bond Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the Citigroup Non-USD World Government Bond Index.  Results include the reinvestment of all dividends and capital gains.

The Citigroup Non-USD World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million.

Total Returns as of October 31, 2012
		Since Inception*
	1 Year*	(11/15/10)
.EuroPac International Bond Fund
- With Sales Load	-2.59%	1.53%
- At NAV	2.02%	3.93%
Citigroup Non USD World Government Bond Index	1.55%	4.00%
* Annualized Returns

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-888-558-5851 or by visiting www.europacificfunds.com.

Gross and Net Expense Ratios for the Fund are 1.36% and 1.15% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect through March 1, 2013 (when it will automatically renew for an additional one year period).

The Fund’s total returns reflect payment of the maximum sales charge of 4.50%. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EuroPac Hard Asset Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the S&P Global Natural Resources Sector Index.  Results include the reinvestment of all dividends and capital gains.

The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not possible to invest in an index.

Total Returns as of October 31, 2012
		Since Inception*
	1 Year*	(6/30/11)
.EuroPac Hard Asset Fund
- With Sales Load	-2.82%	-4.58%
- At NAV	1.80%	-1.24%
. S&P Global Natural Resources Sector Index	-2.22%	-10.02%
* Annualized Returns

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-888-558-5851 or by visiting www.europacificfunds.com.

Gross and Net Expense Ratios for the Fund are 3.57% and 1.85% respectively, which are the amounts stated in the current prospectus.  The contractual fee waivers are in effect through March 1, 2013 (when it will automatically renew for an additional one year period).

The Fund’s total returns reflect payment of the maximum sales charge of 4.50%. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EP China Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI China Index.  Results include the reinvestment of all dividends and capital gains.

The Morgan Stanley Capital International (MSCI) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2012
		Since Inception*
	1 Year*	(7/31/09)
EP China Fund
- With Sales Load	0.72%	2.16%
- At NAV	5.45%	3.61%
MSCI China Index	7.92%	1.39%
* Annualized Returns
The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-888-558-5851 or by visiting www.europacificfunds.com.

Gross and Net Expense Ratios for the Fund are 2.00% and 1.75%, respectively, which are the amounts stated in the current prospectus as of the date of this report.   The contractual fee waivers are in effect through March 1, 2013 (when it will automatically renew for an additional one year period).

The Fund's total returns reflect payment of the maximum sales charge of 4.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EP Asia Small Companies Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI All Country Asia Ex-Japan Small Cap Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI All Country Asia Ex-Japan Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.  The MSCI AC Asia ex Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not possible to invest in an index.

Total Returns as of October 31, 2012
		Since Inception*
	1 Year*	(11/30/10)
.EP Asia Small Companies Fund
- With Sales Load	22.67%	1.25%
- At NAV	28.40%	3.70%
MSCI All Country Asia Ex-Japan Small Cap Index	3.68%	-6.28%
* Annual Returns

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-888-558-5851 or by visiting www.europacificfunds.com.

Gross and net expense ratios for the Fund are 2.34% and 1.75% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect through March 1, 2013 (when it will automatically renew for an additional one year period).

The Fund’s total returns reflect payment of the maximum sales charge of 4.50%. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EP Latin America Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI Latin American Index.  Results include the reinvestment of all dividends and capital gains.

The Morgan Stanley Capital International Latin America Index is free float-adjusted market Index that is designed to measure the equity market performance emerging markets.

The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not possible to invest in an index.

Total Returns as of October 31, 2012
			Since Inception*
	1 Month*	6 Months*	(11/1/11)
.EP Latin America Fund
- With Sales Load	-2.31%	-6.29%	-3.25%
- At NAV	2.32%	-1.84%	1.30%
MSCI Latin America Index	-0.76%	-7.03%	-2.76%
* Cumulative Returns

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-888-558-5851 or by visiting www.europacificfunds.com.

Gross and net expense ratios for the Fund are 2.17% and 1.75% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The contractual fee waivers are in effect through March 1, 2013 (when it will automatically renew for an additional one year period).

The Fund’s total returns reflect payment of the maximum sales charge of 4.50%. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

The Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EP Strategic US Equity Fund
FUND PERFORMANCE AND SUMMARY at October 31, 2012

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of October 31, 2012
			Since Inception*
	1 Month*	6 Months*	(3/1/12)
EP Strategic US Fund
- With Sales Load	-6.37%	-2.01%	-2.45%
- At NAV	-1.93%	2.63%	2.13%
S&P 500 Index	-1.85%	2.16%	4.21%
* Cumulative Returns

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-888-558-5851 or by visiting www.europacificfunds.com.

Gross and Net Expense Ratios for the Fund are 1.59% and1.25%, respectively, which are the amounts stated in the current prospectus as of the date of this report.   The contractual fee waivers are in effect through March 1, 2013 (when it will automatically renew for an additional one year period).

The Fund's total returns reflect payment of the maximum sales charge of 4.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

The Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number
of Shares		Value
	COMMON STOCKS – 92.3%
	AUSTRALIA – 9.4%
30,590	BHP Billiton Ltd.	$1,087,578
939,837	CFS Retail Property Trust - REIT	1,907,303
84,924	Newcrest Mining Ltd.	2,329,957
96,826	Origin Energy Ltd.	1,141,802
25,880	Woolworths Ltd.	790,096
		7,256,736
	BRAZIL – 6.2%
33,100	AES Tiete S.A.	375,972
138,088	Cia Energetica de Minas Gerais - ADR	1,655,675
125,413	Telefonica Brasil S.A. - ADR	2,761,594
		4,793,241
	CANADA – 19.4%
3,000	Agnico-Eagle Mines Ltd.	169,470
24,400	Alamos Gold, Inc.	477,617
32,620	ARC Resources Ltd.	792,025
31,400	Barrick Gold Corp.	1,271,700
18,080	Crescent Point Energy Corp.	751,259
73,900	Ensign Energy Services, Inc.	1,104,708
53,200	Goldcorp, Inc.	2,406,236
90,000	Kinross Gold Corp.	899,100
139,000	Major Drilling Group International	1,437,667
36,550	Peyto Exploration & Development Corp.	892,936
16,035	Potash Corp. of Saskatchewan, Inc.	647,333
342,030	Precision Drilling Corp.*	2,448,575
83,790	Yamana Gold, Inc.	1,693,396
		14,992,022
	CHILE – 1.8%
1,544,742	Aguas Andinas S.A. - A Shares	1,039,856
5,600	Cia Cervecerias Unidas S.A. - ADR	397,208
		1,437,064
	CHINA – 1.1%
202,000	China Shenhua Energy Co., Ltd. - H Shares	860,123
	FINLAND – 1.3%
53,000	Fortum OYJ	980,286
	HONG KONG – 2.6%
72,500	China Mobile Ltd.	804,043
700	Esprit Holdings Ltd.	911
1,631,264	Skyworth Digital Holdings Ltd.	881,929
370,000	Texwinca Holdings Ltd.	294,566
		1,981,449
	JAPAN – 9.7%
65,600	Asahi Group Holdings Ltd.	1,494,757
250,000	Isuzu Motors Ltd.	1,321,558
210,500	ITOCHU Corp.	2,106,846
23,000	JGC Corp.	790,868
72,000	Toyo Suisan Kaisha Ltd.	1,793,912
		7,507,941

See Accompanying Notes to Financial Statements.

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number
of Shares		Value
	COMMON STOCKS (Continued)
	LUXEMBOURG – 0.0%
903	APERAM	$12,714
	MALAYSIA – 0.5%
140,000	Malayan Banking Bhd	415,036
	NETHERLANDS – 3.4%
77,765	Royal Dutch Shell PLC - A Shares	2,666,519
	NEW ZEALAND – 1.9%
846,152	Kiwi Income Property Trust - REIT	814,177
350,000	Telecom Corp. of New Zealand Ltd.	692,257
		1,506,434
	NORWAY – 13.1%
90,239	Atea ASA	961,539
16,850	Fred Olsen Energy ASA	790,587
78,510	Leroey Seafood Group ASA	1,618,039
1,915,600	Marine Harvest ASA*	1,505,251
303,319	Norwegian Energy Co. AS*	194,186
56,610	Statoil ASA	1,399,040
817,000	STX OSV Holdings Ltd.	1,024,766
97,800	Telenor ASA	1,922,962
15,110	Yara International ASA	711,863
		10,128,233
	SINGAPORE – 10.6%
2,848,000	Golden Agri-Resources Ltd.	1,459,256
1,252,000	Olam International Ltd.	2,022,004
700,000	Sakari Resources Ltd.	1,076,053
975,000	Singapore Telecommunications Ltd.	2,573,782
169,000	Venture Corp. Ltd.	1,059,887
		8,190,982
	SWEDEN – 0.2%
6,700	Saab A.B. - Class B	127,275
	Switzerland – 2.5%
16,875	Nestle S.A.	1,070,882
2,173	Syngenta A.G.	848,854
		1,919,736
	THAILAND – 8.6%
1,956,000	Delta Electronics Thai PCL	1,866,656
178,200	Electricity Generating PCL	761,638
148,000	PTT PCL	1,535,530
4,673,000	Thai Beverage PCL	1,666,466
3,106,000	Thai Tap Water Supply PCL	800,567
		6,630,857
	TOTAL COMMON STOCKS
	(Cost $65,509,860)	71,406,648
	RIGHTS – 0.0%
350	Espirit Holdings Ltd.*	–
103,861	Norwegian Energy Co. AS*	–
	TOTAL RIGHTS
	(Cost $0)	–

See Accompanying Notes to Financial Statements.

EuroPac International Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Principal
Amount		Value
	SHORT-TERM INVESTMENTS – 7.9%
$6,126,654	UMB Money Market Fiduciary, 0.010%1	$6,126,654
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $6,126,654)	6,126,654
	TOTAL INVESTMENTS – 100.2%
	(Cost $71,636,514)	77,533,302
	Liabilities in Excess of Other Assets – (0.2)%	(171,798)
	TOTAL NET ASSETS – 100.0%	$77,361,504

ADR – American Depositary Receipt
PCL – Public Company Limited
PLC – Public Limited Company
REIT – Real Estate Investment Trust

* Non-income producing security.
1 The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

EuroPac International Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Energy	20.2%
Materials	18.1%
Consumer Staples	17.9%
Telecommunication Services	11.3%
Utilities	7.3%
Industrials	5.2%
Information Technology	5.0%
Financials	4.1%
Consumer Discretionary	3.2%
Total Common Stocks	92.3%
Rights	0.0%
Short-Term Investments	7.9%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Principal Amount6		Value
	FIXED INCOME SECURITIES – 87.7%
	AUSTRALIA – 12.8%
1,200,000	Australia Pacific Airports Melbourne Pty. Ltd. 7.000%, 8/25/2016	$1,342,631
1,500,000	CFS Retail Property Trust 5.075%, 8/21/20141	1,571,096
5,000,000	Queensland Treasury Corp. 6.000%, 6/14/2021	6,077,896
	Telstra Corp. Ltd.
1,000,000	6.250%, 11/15/2013	1,066,169
1,000,000	7.750%, 7/15/2020	1,251,841
		11,309,633
	CANADA – 3.5%
500,000	Baytex Energy Corp. 6.625%, 7/19/20222	533,167
1,560,000	Export Development Canada 9.000%, 4/19/2013	785,818
350,000	Ontario Electricity Financial Corp. 8.900%, 8/18/2022	529,785
457,000	Province of Ontario Canada 1.527%, 10/5/20153	459,814
715,000	Sherritt International Corp. 7.750%, 10/15/20152	763,323
		3,071,907
	CAYMAN ISLANDS – 3.2%
5,000,000	AmBev International Finance Co., Ltd. 9.500%, 7/24/2017	2,831,048
	CHILE – 5.4%
	Bonos del Banco Central de Chile en Pesos
250,000,000	6.000%, 1/1/2014	535,020
550,000,000	6.000%, 2/1/2016	1,167,385
900,000,000	Sociedad Quimica y Minera de Chile S.A. 5.500%, 4/1/20142	1,845,828
600,000,000	Telefonica Moviles Chile S.A. 6.300%, 11/15/2016	1,238,782
		4,787,015
	CYPRUS – 0.7%
3,500,000	Songa Offshore S.E. 12.690%, 11/17/20162, 3	610,058
	DENMARK – 2.2%
11,000,000	Kommunekredit 3.375%, 2/10/2014	1,971,542
	FINLAND – 7.9%
5,500,000	Amer Sports OYJ 4.268%, 4/13/20163	823,448
	Fortum OYJ
11,000,000	2.666%, 9/14/20153	1,661,348
10,000,000	3.250%, 3/14/2017	1,554,222

See Accompanying Notes to Financial Statements.

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Principal Amount6		Value
	FIXED INCOME SECURITIES (Continued)
	FINLAND – (Continued)
5,400,000	Municipality Finance PLC 2.750%, 9/16/2013	$955,440
1,210,000	Nordic Investment Bank 5.250%, 2/26/2014	1,027,087
6,000,000	Republic of Finland 1.568%, 1/27/20163	908,653
		6,930,198
	LUXEMBOURG – 0.9%
2,600,000	European Investment Bank 5.000%, 9/18/2013	819,867
	MALAYSIA – 3.0%
1,990,000	Malaysia Government Bond 3.434%, 8/15/2014	657,791
6,000,000	Rantau Abang Capital Bhd 4.910%, 8/14/2013	1,993,345
		2,651,136
	MEXICO – 1.9%
21,000,000	Mexican Bonos 6.000%, 6/18/2015	1,644,601
	NEW ZEALAND – 12.4%
401,000	Fletcher Building Industries Ltd. 9.000%, 5/15/20141	344,129
650,000	Fletcher Building Ltd. 8.500%, 3/15/20151	567,258
1,000,000	Fonterra Cooperative Group Ltd. 4.210%, 11/29/20492, 3	666,146
7,300,000	New Zealand Local Government Funding Agency 5.000%, 3/15/2019	6,348,740
1,750,000	TCNZ Finance Ltd. 5.250%, 10/25/2019	1,465,685
1,600,000	Transpower Finance Ltd. 7.190%, 11/12/2019	1,503,351
		10,895,309
	NORWAY – 14.2%
7,000,000	Austevoll Seafood ASA 6.050%, 10/15/20183	1,230,982
7,000,000	City of Oslo Norway 4.650%, 11/10/2016	1,309,193
6,500,000	Drammen Kommune 5.020%, 2/7/2013	1,148,186
3,205,000	Eksportfinans ASA 2.375%, 6/26/2013	3,427,660
5,500,000	KLP Kommunekreditt AS 2.350%, 9/15/20153	972,146
	Kommunalbanken AS
2,670,000	3.000%, 3/26/2013	470,773
6,000,000	2.875%, 5/16/2017	1,071,229

See Accompanying Notes to Financial Statements.

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Principal Amount6		Value
	FIXED INCOME SECURITIES (Continued)
	NORWAY (Continued)
5,000,000	Morpol ASA 7.970%, 2/3/20143	$881,378
5,760,000	Norway Government Bond 6.500%, 5/15/2013	1,036,058
1,000,000	Odfjell S.E. 6.810%, 12/4/20133	176,293
4,500,000	STX Europe AS 4.440%, 4/5/20133, 4	775,481
		12,499,379
	POLAND – 4.8%
8,810,000	Poland Government Bond 5.150%, 1/25/20183	2,763,326
1,300,000	Poland Government International Bond 3.000%, 9/23/2014	1,460,110
		4,223,436
	SINGAPORE – 3.5%
1,250,000	Singapore Press Holdings Ltd. 2.810%, 3/2/2015	1,056,039
2,500,000	StarHub Ltd. 3.080%, 9/12/2022	2,043,841
		3,099,880
	SWEDEN – 5.4%
9,000,000	City of Stockholm Sweden 3.000%, 4/3/2017	1,412,911
	Kommuninvest I Sverige
9,100,000	2.750%, 8/12/2015	1,419,213
7,600,000	4.000%, 8/12/2017	1,256,535
4,000,000	Tele2 A.B. 4.400%, 2/24/20173	706,295
		4,794,954
	SWITZERLAND – 2.0%
1,600,000	Aryzta A.G. 5.000%, 10/29/20492, 3	1,791,904
	THAILAND – 3.3%
	Bank of Thailand
30,400,000	3.420%, 8/18/2013	996,641
30,000,000	3.033%, 2/15/20143	978,229
27,005,000	Thailand Government Bond 4.250%, 3/13/2013	885,492
		2,860,362
	UNITED STATES – 0.6%
500,000	Allied Nevada Gold Corp. 8.750%, 6/1/20192, 4	528,160
	TOTAL FIXED INCOME SECURITIES (Cost $77,687,838)	77,320,389

See Accompanying Notes to Financial Statements.

EuroPac International Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Principal Amount6		Value
	SHORT-TERM INVESTMENTS – 4.0%
3,512,627	UMB Money Market Fiduciary, 0.010%5	$3,512,627
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,512,627)	3,512,627
	TOTAL INVESTMENTS – 91.7% (Cost $81,200,465)	80,833,016
	Other Assets in Excess of Liabilities – 8.3%	7,332,426
	TOTAL NET ASSETS – 100.0%	$88,165,442

PLC – Public Limited Company

1 Convertible security.
2 Callable.
3 Variable, floating or step rate security.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

5 The rate is the annualized seven-day yield at period end.
6 Local currency.

See Accompanying Notes to Financial Statements.

EuroPac International Bond Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Sector	Percent of Total Net Assets
Fixed Income Securities
Government	46.0%
Communications	10.0%
Financial	8.5%
Consumer, Non-cyclical	8.4%
Utilities	5.4%
Industrial	4.3%
Basic Materials	2.7%
Consumer, Cyclical	0.9%
Diversified	0.9%
Energy	0.6%
Total Fixed Income Securities	87.7%
Short-Term Investments	4.0%
Total Investments	91.7%
Other Assets in Excess of Liabilities	8.3%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

EuroPac Hard Asset Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 92.8%
	AUSTRALIA – 4.4%
32,150	Newcrest Mining Ltd.	$882,061
34,950	Santos Ltd.	417,583
		1,299,644
	CANADA – 26.4%
4,900	Agnico-Eagle Mines Ltd.	276,801
21,400	Alamos Gold, Inc.	418,894
18,040	Barrick Gold Corp.	730,620
41,720	Canadian Oil Sands Ltd.	885,571
15,250	Crescent Point Energy Corp.	633,667
33,900	Endeavour Silver Corp.*	309,168
21,400	Ensign Energy Services, Inc.	319,902
39,600	Freehold Royalties Ltd.	804,093
11,290	Goldcorp, Inc.	510,647
19,000	Kinross Gold Corp.	189,810
11,490	Pan American Silver Corp.	252,780
20,200	Peyto Exploration & Development Corp.	493,497
8,800	Potash Corp. of Saskatchewan, Inc.	355,256
74,600	Precision Drilling Corp.*	534,057
17,800	Silver Wheaton Corp.	720,900
14,910	Yamana Gold, Inc.	301,331
		7,736,994
	CHILE – 0.7%
3,550	Sociedad Quimica y Minera de Chile S.A. - ADR	205,368

	CHINA – 6.1%
480,000	China BlueChemical Ltd. - Class H	304,101
60,000	China Shenhua Energy Co., Ltd. - Class H	255,482
4,665	CNOOC Ltd. - ADR	958,891
170,000	Yanzhou Coal Mining Co., Ltd. - Class H	255,766
		1,774,240
	GERMANY – 0.8%
5,250	K+S A.G.	248,373

	INDONESIA – 0.7%
725,000	Bumi Resources Tbk P.T.	49,818
260,000	Harum Energy Tbk P.T.	146,174
		195,992
	NORWAY – 12.3%
14,500	Det Norske Oljeselskap ASA*	223,554
17,263	Fred Olsen Energy ASA	809,965
26,889	Leroey Seafood Group ASA	554,164
645,000	Marine Harvest ASA*	506,832
241,030	Norwegian Energy Co. AS*	154,309
77,265	Norwegian Energy Co. AS - Rights*	—
29,950	Statoil ASA	740,174
13,100	Yara International ASA	617,168
		3,606,166

See Accompanying Notes to Financial Statements.

EuroPac Hard Asset Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	SINGAPORE – 3.3%
919,000	Golden Agri-Resources Ltd.	$470,876
317,000	Sakari Resources Ltd.	487,299
		958,175
	SWITZERLAND – 25.2%
415	Syngenta A.G.	162,114
2,882	ZKB Gold - Class A - ETF*	4,899,141
7,388	ZKB Silver - ETF*	2,336,972
		7,398,227
	THAILAND – 2.5%
71,000	PTT PCL	736,639

	UNITED STATES – 10.4%
4,550	Alliance Resource Partners LP	296,387
39,500	Chesapeake Energy Corp.	800,270
700	Monsanto Co.	60,249
5,500	Mosaic Co.	287,870
15,925	Newmont Mining Corp.	868,709
12,400	Peabody Energy Corp.	345,960
11,300	Southwestern Energy Co.*	392,110
		3,051,555
	TOTAL COMMON STOCKS (Cost $27,640,807)	27,211,373
Principal Amount
	SHORT-TERM INVESTMENTS – 6.6%
$1,936,972	UMB Money Market Fiduciary, 0.010%1	1,936,972
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,936,972)	1,936,972
	TOTAL INVESTMENTS – 99.4% (Cost $29,577,779)	$29,148,345
	Other Assets in Excess of Liabilities – 0.6%	164,079
	TOTAL NET ASSETS – 100.0%	$29,312,424

ADR – American Depositary Receipt
PCL – Public Company Limited

* Non-income producing security.
1 The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

EuroPac Hard Asset Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Energy	36.6%
Materials	26.3%
Consumer Staples	5.2%
Total Common Stocks	68.1%
Investment Companies / ETFs	24.7%
Short-Term Investments	6.6%
Rights	0.0%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

EP China Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 100.0%
	CONSUMER DISCRETIONARY – 20.9%
1,000,000	Giordano International Ltd.	$828,911
400,000	Golden Eagle Retail Group Ltd.	873,326
605,000	Great Wall Motor Co., Ltd. - Cl. H	1,650,742
900,000	Sa Sa International Holdings Ltd.	616,235
300,000	Samsonite International S.A.	621,019
200,000	Sands China Ltd.	747,621
250,000	Shenzhou International Group Holdings Ltd.	486,036
155,000	Stella International Holdings Ltd.	407,303
600,000	Techtronic Industries Co.	1,137,306
100,000	Television Broadcasts Ltd.	743,919
		8,112,418
	CONSUMER STAPLES – 3.8%
560,000	China Foods Ltd.	565,192
450,000	Vinda International Holdings Ltd.	626,094
167,000	Wumart Stores, Inc. - Cl. H	295,825
		1,487,111
	ENERGY – 8.3%
600,000	CNOOC Ltd.	1,234,784
1,060,000	Kunlun Energy Co., Ltd.	1,962,150
		3,196,934
	FINANCIALS – 13.9%
425,000	AIA Group Ltd.	1,675,970
130,000	BOC Hong Kong Holdings Ltd.	398,586
320,000	China Life Insurance Co., Ltd. - Class H	940,963
260,427	Link REIT	1,294,152
76,894	Sun Hung Kai Properties Ltd.	1,062,978
		5,372,649
	HEALTH CARE – 12.0%
1,430,000	Lee's Pharmaceutical Holdings Ltd.	875,837
948,000	Shandong Weigao Group Medical Polymer Co., Ltd. - Cl. H	1,278,483
1,700,001	Sino Biopharmaceutical	676,486
334,800	Sinopharm Group Co., Ltd. - Class H	1,121,936
50,000	WuXi PharmaTech Cayman, Inc. - ADR*	709,500
		4,662,242
	INDUSTRIALS – 9.5%
20,000	China Yuchai International Ltd.	277,200
521,000	Haitian International Holdings Ltd.	641,323
24,800	Jardine Matheson Holdings Ltd.	1,523,449
1,500,000	Sany Heavy Equipment International Holdings Co., Ltd.	784,369
150,000	Zhuzhou CSR Times Electric Co., Ltd. - Cl. H	438,590
		3,664,931

See Accompanying Notes to Financial Statements.

EP China Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY – 15.3%
300,000	AAC Technologies Holdings, Inc.	$1,068,144
5,000	Baidu, Inc. - ADR*	533,100
250,000	Delta Electronics, Inc.	852,774
730,000	Lenovo Group Ltd.	584,486
75,000	MediaTek, Inc.	831,966
6,000	Netease.com - ADR*	324,000
12,000	SINA Corp.*	655,560
350,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,066,470
		5,916,500
	MATERIALS – 0.5%
2,700,000	China Forestry Holdings Co., Ltd.1	209,031
	TELECOMMUNICATION SERVICES – 3.1%
110,000	China Mobile Ltd.	1,220,091
	UTILITIES – 12.7%
360,000	Cheung Kong Infrastructure Holdings Ltd.	2,109,182
160,000	ENN Energy Holdings Ltd.	664,442
1,550,000	Guangdong Investment Ltd.	1,265,252
1,100,000	Huaneng Power International, Inc. - Class H	878,802
		4,917,678
	TOTAL COMMON STOCKS (Cost $35,161,569)	38,759,585
Principal Amount
	SHORT-TERM INVESTMENTS – 0.3%
$103,889	UMB Money Market Fiduciary, 0.010%2	103,889
	TOTAL SHORT-TERM INVESTMENTS (Cost $103,889)	103,889
	TOTAL INVESTMENTS – 100.3% (Cost $35,265,458)	38,863,474
	Liabilities in Excess of Other Assets – (0.3)%	(108,369)
	TOTAL NET ASSETS – 100.0%	$38,755,105

ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

* Non-income producing security.
1 Fair value under procedures established by the Board of Trustees, represents 0.54% of Net Assets.
2 The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

EP China Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Hong Kong	49.0%
China	39.7%
Taiwan	7.1%
Macau	1.9%
United States	1.6%
Singapore	0.7%
Total Common Stocks	100.0%
Short-Term Investments	0.3%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

EP Asia Small Companies Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 99.2%
	CAMBODIA – 3.4%
1,650,000	NagaCorp Ltd.	$915,797
	CHINA – 6.5%
250,000	AAC Technologies Holdings, Inc.	890,120
200,000	Haitian International Holdings Ltd.	246,189
30,000	NAM TAI Electronics, Inc.	355,200
20,000	WuXi PharmaTech Cayman, Inc. - ADR*	283,800
		1,775,309
	HONG KONG – 5.9%
500,000	Giordano International Ltd.	414,455
500,000	Sa Sa International Holdings Ltd.	342,353
450,000	Techtronic Industries Co.	852,980
		1,609,788
	INDIA – 4.6%
95,000	Bajaj Corp. Ltd.	327,021
260,000	Dish TV India Ltd.*	363,586
53,000	Emami Ltd.	564,581
		1,255,188
	INDONESIA – 21.6%
1,200,000	Citra Marga Nusaphala Persada Tbk P.T.	289,509
1,532,000	Erajaya Swasembada Tbk P.T.	382,006
1,610,000	Holcim Indonesia Tbk P.T.	543,277
1,300,000	Jasa Marga P.T.	782,873
5,500,000	Lippo Karawaci Tbk P.T.	530,758
170,000	Mayora Indah Tbk P.T.	417,428
4,500,000	Media Nusantara Citra Tbk P.T.	1,319,687
600,000	Mitra Adiperkasa Tbk P.T.	407,499
5,000,000	Ramayana Lestari Sentosa Tbk P.T.	575,516
650,000	Tempo Scan Pacific Tbk P.T.	218,093
2,982,500	Wijaya Karya Persero Tbk P.T.	424,092
		5,890,738
	MALAYSIA – 12.4%
400,000	Dialog Group BHD	314,485
280,000	KPJ Healthcare BHD	554,016
600,000	Oldtown BHD	373,178
700,000	Padini Holdings BHD	470,006
761,300	Pavilion Real Estate Investment Trust - REIT	344,909
2,000,000	Perisai Petroleum Teknologi BHD*	674,130
782,919	Sapurakencana Petroleum BHD	643,248
		3,373,972
	PHILIPPINES – 13.2%
900,000	Alliance Global Group, Inc.	324,555
1,750,000	Energy Development Corp.	283,343
250,000	First Philippine Holdings Corp.	524,055
40,000	GT Capital Holdings, Inc.	513,605
800,000	Puregold Price Club, Inc.	580,805
870,000	Robinsons Land Corp.	401,169

See Accompanying Notes to Financial Statements.

EP Asia Small Companies Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	PHILIPPINES (Continued)
140,000	Security Bank Corp.	$549,662
240,000	Universal Robina Corp.	418,541
		3,595,735
	SINGAPORE – 6.6%
580,000	Mapletree Commercial Trust - REIT	574,151
500,000	Parkway Life Real Estate Investment Trust - REIT	836,203
200,000	Super Group Ltd.	400,066
		1,810,420
	SOUTH KOREA – 1.5%
5,000	Able C&C Co., Ltd.	416,192
	TAIWAN – 1.6%
280,000	Elan Microelectronics Corp.	432,560
	THAILAND – 21.9%
175,000	Bangkok Dusit Medical Services PCL	605,651
150,000	BEC World PCL	287,527
650,000	Central Plaza Hotel PCL	412,340
1,000,000	CPN Retail Growth Leasehold Property Fund	557,889
700,000	Gunkul Engineering PCL	408,151
700,000	Home Product Center PCL	259,911
350,000	Kiatnakin Bank PCL	507,259
80,000	Siam Makro PCL	1,196,628
1,000,000	Sino Thai Engineering & Construction PCL	696,476
276,000	Thai Union Frozen Products PCL	646,865
550,000	Thaicom PCL*	392,824
		5,971,521
	TOTAL COMMON STOCKS (Cost $20,993,014)	27,047,220
	TOTAL INVESTMENTS – 99.2% (Cost $20,993,014)	27,047,220
	Other Assets in Excess of Liabilities – 0.8%	205,120
	TOTAL NET ASSETS – 100.0%	$27,252,340

ADR – American Depositary Receipt
PCL – Public Company Limited
REIT – Real Estate Investment Trust

* Non-income producing security.

See Accompanying Notes to Financial Statements.

EP Asia Small Companies Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	24.3%
Consumer Staples	19.6%
Financials	17.7%
Industrials	12.8%
Information Technology	7.5%
Health Care	6.1%
Energy	4.8%
Utilities	3.0%
Materials	2.0%
Telecommunication Services	1.4%
Total Common Stocks	99.2%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

EP Latin America Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 95.5%
	BRAZIL – 33.0%
8,500	Abril Educacao S.A.	$153,591
11,000	Arezzo Industria e Comercio S.A.	196,327
8,800	BR Properties S.A.	115,251
28,000	CCR S.A.	246,217
16,000	Cia de Bebidas das Americas - ADR	652,640
12,600	Estacio Participacoes S.A.	240,083
14,000	Kroton Educacional S.A.*	279,855
4,000	M Dias Branco S.A.	134,315
15,000	Mahle-Metal Leve SA Industria e Comercio	188,991
35,000	Marcopolo S.A.	205,239
16,000	Qualicorp S.A.*	164,171
18,000	Raia Drogasil S.A.	198,075
12,000	T4F Entretenimento S.A.	67,945
10,000	Totvs S.A.	203,343
9,000	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	169,405
23,000	Weg S.A.	264,193
		3,479,641
	CHILE – 9.6%
367,614	Aguas Andinas S.A. - A Shares	247,462
75,000	Coca-Cola Embonor S.A. – B Shares	198,712
5,100	ENTEL Chile S.A.	104,348
25,000	SACI Falabella	256,448
65,000	Sonda S.A.	198,870
		1,005,840
	COLOMBIA – 7.0%
3,000	Bancolombia S.A. - ADR	192,060
5,000	Ecopetrol S.A. - ADR	296,050
10,500	Pacific Rubiales Energy Corp.	246,828
		734,938
	MEXICO – 43.2%
150,000	Alfa S.A.B. de C.V. - A Shares	275,622
84,000	Alpek S.A. de C.V.	217,474
170,000	Alsea S.A.B. de C.V.*	273,033
21,000	America Movil S.A.B. de C.V. - ADR	531,090
40,000	Arca Continental S.A.B. de C.V.	290,209
75,000	Banregio Grupo Financiero S.A.B. de C.V.	297,789
120,000	Bolsa Mexicana de Valores S.A.B. de C.V.	265,771
92,000	Compartamos S.A.B. de C.V.	124,011
22,000	El Puerto de Liverpool S.A.B. de C.V.	197,419
125,000	Fibra Uno Administracion S.A. de C.V.	329,349
2,600	Fomento Economico Mexicano S.A.B. de C.V. - ADR	235,586
120,000	Genomma Lab Internacional S.A.B. de C.V. - B Shares*	240,110
2,300	Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	222,111
53,000	Grupo Financiero Banorte S.A.B. de C.V. - O Shares	294,467
81,000	Grupo Herdez S.A.B. de C.V.	219,542
43,000	Grupo Televisa S.A.B.	195,165
143,000	Kimberly-Clark de Mexico S.A.B. de C.V. - A Shares	346,634
		4,555,382

See Accompanying Notes to Financial Statements.

EP Latin America Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	PERU – 2.7%
2,200	Credicorp Ltd.	$284,548
	TOTAL COMMON STOCKS (Cost $8,907,030)	10,060,349
Principal Amount
	SHORT-TERM INVESTMENTS – 1.8%
$186,156	UMB Money Market Fiduciary, 0.010%1	186,156
	TOTAL SHORT-TERM INVESTMENTS (Cost $186,156)	186,156
	TOTAL INVESTMENTS – 97.3% (Cost $9,093,186)	10,246,505
	Other Assets in Excess of Liabilities – 2.7%	288,114
	TOTAL NET ASSETS – 100.0%	$10,534,619

ADR – American Depositary Receipt
BR – Brazil

* Non-income producing security.
1 The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

EP Latin America Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Staples	21.6%
Consumer Discretionary	19.4%
Financials	18.1%
Industrials	13.1%
Telecommunication Services	6.0%
Energy	5.2%
Health Care	3.8%
Information Technology	3.8%
Utilities	2.4%
Materials	2.1%
Total Common Stocks	95.5%
Short-Term Investments	1.8%
Total Investments	97.3%
Other Assets in Excess of Liabilities	2.7%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

EP Strategic US Equity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS – 74.5%
	CONSUMER DISCRETIONARY – 7.6%
1,020	Hasbro, Inc.	$36,710
1,455	Mattel, Inc.	53,515
1,340	McDonald's Corp.	116,312
918	Wynn Resorts Ltd.	111,133
2,030	Yum! Brands, Inc.	142,323
		459,993
	CONSUMER STAPLES – 10.0%
3,125	Archer-Daniels-Midland Co.	83,875
3,900	Coca-Cola Co.	145,002
975	H.J. Heinz Co.	56,072
1,201	Kraft Foods Group, Inc.*	54,622
3,385	Mondelez International, Inc. - Class A	89,838
1,060	Philip Morris International, Inc.	93,873
1,120	Procter & Gamble Co.	77,549
		600,831
	ENERGY – 10.4%
825	Alliance Resource Partners LP	53,740
760	Chevron Corp.	83,760
828	Diamond Offshore Drilling, Inc.	57,331
672	Ensco PLC - Class A	38,855
375	EOG Resources, Inc.	43,684
1,240	Exxon Mobil Corp.	113,051
915	National Oilwell Varco, Inc.	67,435
866	Occidental Petroleum Corp.	68,379
935	Schlumberger Ltd.	65,011
1,075	Southwestern Energy Co.*	37,302
		628,548
	HEALTH CARE – 8.1%
790	Abbott Laboratories	51,761
575	Baxter International, Inc.	36,012
1,145	Johnson & Johnson	81,089
1,330	Medtronic, Inc.	55,301
1,230	Merck & Co., Inc.	56,125
3,615	Pfizer, Inc.	89,905
2,260	Stryker Corp.	118,876
		489,069
	INDUSTRIALS – 5.9%
215	Caterpillar, Inc.	18,234
910	Cummins, Inc.	85,158
155	Deere & Co.	13,243
1,445	Joy Global, Inc.	90,241
2,625	Raytheon Co.	148,470
		355,346
	INFORMATION TECHNOLOGY – 19.3%
1,215	Accenture PLC - Class A	81,903
13,115	Activision Blizzard, Inc.	142,822
245	Apple, Inc.	145,800
3,550	Broadcom Corp. - Class A	111,949

See Accompanying Notes to Financial Statements.

EP Strategic US Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2012

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
4,605	EMC Corp.*	$112,454
198	Google, Inc. - Class A*	134,594
210	International Business Machines Corp.	40,851
6,561	Microsoft Corp.	187,218
3,415	NetApp, Inc.*	91,864
1,485	QUALCOMM, Inc.	86,984
1,250	Symantec Corp.*	22,738
		1,159,177
	MATERIALS – 7.5%
1,650	Allied Nevada Gold Corp.*	60,918
1,880	Barrick Gold Corp.	76,140
600	EI du Pont de Nemours & Co.	26,712
1,260	Goldcorp, Inc.	56,990
7,460	Kinross Gold Corp.	74,525
675	Newcrest Mining Ltd.	18,519
1,547	Newmont Mining Corp.	84,389
2,531	Yamana Gold, Inc.	51,152
		449,345
	TELECOMMUNICATION SERVICES – 5.7%
3,825	AT&T, Inc.	132,307
4,205	CenturyLink, Inc.	161,388
2,125	Telefonica Brasil S.A. - ADR	46,792
		340,487
	TOTAL COMMON STOCKS (Cost $4,479,657)	4,482,796
	EXCHANGE TRADED FUNDS – 10.2%
16,659	Utilities Select Sector SPDR Fund	614,218
	TOTAL EXCHANGE TRADED FUNDS (Cost $592,893)	614,218
Principal Amount		Value
	SHORT-TERM INVESTMENTS – 10.0%
$604,294	UMB Money Market Fiduciary, 0.01%1	$604,294
	TOTAL SHORT-TERM INVESTMENTS (Cost $604,294)	604,294
	TOTAL INVESTMENTS – 94.7% (Cost $5,676,844)	5,701,308
	Other Assets in Excess of Liabilities – 5.3%	318,394
	TOTAL NET ASSETS – 100.0%	$6,019,702

ADR – American Depositary Receipt
LP – Limited Partnership
PLC – Public Limited Company

* Non-income producing security.
1 The rate quoted is the annualized seven-day yield of the Fund at period end.

See Accompanying Notes to Financial Statements.

EP Strategic US Equity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2012

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	19.3%
Energy	10.4%
Consumer Staples	10.0%
Health Care	8.1%
Consumer Discretionary	7.6%
Materials	7.5%
Industrials	5.9%
Telecommunication Services	5.7%
Total Common Stocks	74.5%
Exchange Traded Funds	10.2%
Short-Term Investments	10.0%
Total Investments	94.7%
Other Assets in Excess of Liabilities	5.3%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2012

	EuroPac	EuroPac
	International	International	EuroPac Hard
	Value Fund	Bond Fund	Asset Fund
Assets:
Investments in securities, at value (cost $71,636,514,
$81,200,465 and $29,577,779, respectively)	$77,533,302	$80,833,016	$29,148,345
Foreign currency, at value (cost $0, $5,531,784 and $0,
respectively)	-	5,571,561	-
Receivables:
Investment securities sold	181,950	-	-
Fund shares sold	602,828	951,941	268,132
Dividends and interest	175,245	1,036,594	16,256
Due from Advisor	-	-	-
Prepaid expenses	2,726	13,999	9,439
Total assets	78,496,051	88,407,111	29,442,172

Liabilities:
Payables:
Investment securities purchased	489,909	-	-
Fund shares redeemed	483,502	126,875	65,530
Due to Advisor	73,137	34,947	19,580
Due to Custodian	-	-	-
Offering costs	-	-	-
Distribution fees (Note 6)	15,867	17,663	6,018
Custody fees	12,906	11,489	4,913
Fund accounting fees	11,654	9,984	5,761
Administration fees	11,236	9,915	5,089
Transfer agent fees and expenses	10,689	7,724	3,578
Trustees' fees and expenses	755	785	90
Chief Compliance Officer fees	294	629	1,266
Accrued other expenses	24,598	21,658	17,923
Total liabilities	1,134,547	241,669	129,748
Net Assets	$77,361,504	$88,165,442	$29,312,424

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$76,508,772	$87,747,017	$29,662,732
Accumulated net investment income (loss)	102,439	-	(198,607)
Accumulated net realized gain (loss) on investments and
foreign currency transactions	(5,144,246)	739,980	277,789
Net unrealized appreciation (depreciation) on:
Investments	5,896,788	(367,449)	(429,434)
Foreign currency translations	(2,249)	45,894	(56)
Net Assets	$77,361,504	$88,165,442	$29,312,424

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$77,361,504	$88,165,442	$29,312,424
Shares of beneficial interest issued and outstanding	7,535,330	8,500,064	3,016,092
Net asset value per share	$10.27	$10.37	$9.72
Maximum sales charge (4.50% of offering price)	0.48	0.49	0.46
Maximum offering price to public	$10.75	$10.86	$10.18

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2012

	EP China Fund	EP Asia Small Companies Fund	EP Latin America Fund	EP Strategic US Equity Fund
Assets:
Investments in securities, at value (cost $35,265,458,
$20,993,014, $9,093,186, and $5,676,844, respectively)	$38,863,474	$27,047,220	$10,246,505	$5,701,308
Foreign currency, at value (cost $0, $0, $0, and
and $0, respectively)	-	-	-	-
Receivables:
Investment securities sold	460,949	200,030	235,916	-
Fund shares sold	245,424	183,487	215,265	348,932
Dividends and interest	13,408	3,220	19,777	4,533
Due from Advisor	-	-	-	3,055
Prepaid expenses	7,831	11,401	13,324	10,568
Total assets	39,591,086	27,445,358	10,730,787	6,068,396

Liabilities:
Payables:
Investment securities purchased	567,731	-	124,513	-
Fund shares redeemed	184,410	38,488	17,111	7,900
Due to Advisor	15,837	8,710	11,942	-
Due to Custodian	-	83,567	-	-
Offering costs	-	-	-	8,479
Distribution fees (Note 6)	7,927	5,377	2,044	1,047
Custody fees	14,735	20,484	10,817	2,976
Fund accounting fees	6,943	8,689	4,111	2,789
Administration fees	9,261	2,448	2,132	2,365
Transfer agent fees and expenses	10,710	4,965	4,926	3,971
Trustees' fees and expenses	224	201	91	1,124
Chief Compliance Officer fees	315	139	813	1,409
Accrued other expenses	17,888	19,950	17,668	16,634
Total liabilities	835,981	193,018	196,168	48,694
Net Assets	$38,755,105	$27,252,340	$10,534,619	$6,019,702

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$45,753,340	$25,958,447	$10,844,554	$5,994,630
Accumulated net investment income (loss)	352,929	72,841	51,252	-
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(10,949,179)	(4,833,894)	(1,515,178)	608
Net unrealized appreciation (depreciation) on:
Investments	3,598,016	6,054,206	1,153,319	24,464
Foreign currency translations	(1)	740	672	-
Net Assets	$38,755,105	$27,252,340	$10,534,619	$6,019,702

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$38,755,105	$27,252,340	$10,534,619	$6,019,702
Shares of beneficial interest issued and outstanding	3,767,281	2,553,105	1,040,150	593,024
Net asset value per share	$10.29	$10.67	$10.13	$10.15
Maximum sales charge (4.50% of offering price)	0.48	0.50	0.48	0.48
Maximum offering price to public	$10.77	$11.17	$10.61	$10.63

See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2012

	EuroPac	EuroPac
	International	International	EuroPac Hard
	Value Fund	Bond Fund	Asset Fund
Investment Income:
Dividends (net of foreign withholding taxes of $291,953, $0 and $70,434, respectively)	$2,644,380	$-	$396,867
Interest (net of foreign withholding taxes of $0, $93,778 and $0, respectively)	421	3,092,196	137
Total investment income	2,644,801	3,092,196	397,004

Expenses:
Advisory fees	866,157	485,648	241,157
Distribution fees (Note 6)	188,164	202,134	52,386
Administration fees	82,748	88,341	30,983
Fund accounting fees	73,963	68,304	44,443
Transfer agent fees and expenses	72,374	50,583	22,671
Registration fees	48,095	48,839	33,233
Custody fees	36,848	33,423	18,202
Shareholder reporting fees	18,707	11,401	7,562
Audit fees	15,014	15,017	14,995
Legal fees	12,464	12,879	8,488
Miscellaneous	7,760	9,353	5,027
Trustees fees' and expenses	5,999	5,972	4,508
Chief Compliance Officer fees	4,336	3,970	3,360
Insurance fees	2,370	2,031	893
Offering costs	-	1,289	11,137

Total expenses	1,434,999	1,039,184	499,045
Advisory fee waived	(117,848)	(109,368)	(132,344)
Other expenses waived	-	-	-
Net expenses	1,317,151	929,816	366,701
Net investment income	1,327,650	2,162,380	30,303

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	(4,339,494)	249,333	313,978
Foreign currency transactions	(76,525)	(125,318)	(16,417)
Net realized gain (loss) on investments and foreign currency transactions	(4,416,019)	124,015	297,561
Net change in unrealized appreciation/depreciation on:
Investments	7,120,155	(809,063)	249,212
Foreign currency translations	(3,425)	7,049	(102)
Net change unrealized appreciation/depreciation on investments and foreign currency translations	7,116,730	(802,014)	249,110
Net increase from payments by affiliates (Note 3)	-	-	-
Net realized and unrealized gain (loss) on investments and foreign currency	2,700,711	(677,999)	546,671

Net Increase (Decrease) in Net Assets from Operations	$4,028,361	$1,484,381	$576,974

1 The EP Strategic US Equity Fund commenced operations on March 1, 2012.

See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2012

	EP China Fund	EP Asia Small Companies Fund	EP Latin America Fund	EP Strategic US Equity Fund1
Investment Income:
Dividends (net of foreign withholding taxes of $44,140, $35,505, $12,773
and $261, respectively)	$1,143,417	$582,248	$188,635	$36,863
Interest (net of foreign withholding taxes of $0, $0, $0 and $0, respectively)	91	56	73	36
Total investment income	1,143,508	582,304	188,708	36,899

Expenses:
Advisory fees	511,470	307,187	84,203	13,125
Distribution fees (Note 6)	111,181	66,752	18,305	4,375
Administration fees	52,343	35,634	24,430	13,903
Fund accounting fees	59,533	68,030	25,551	8,422
Transfer agent fees and expenses	69,290	35,628	19,172	9,998
Registration fees	27,619	42,054	26,980	15,089
Custody fees	63,935	68,301	24,791	4,716
Shareholder reporting fees	25,825	9,746	4,782	3,013
Audit fees	24,888	15,058	10,031	10,031
Legal fees	5,796	8,758	9,001	6,235
Miscellaneous	3,368	6,067	4,268	2,227
Trustees' fees and expenses	4,375	6,458	6,773	4,028
Chief Compliance Officer fees	7,717	4,227	4,333	2,356
Insurance fees	1,660	1,339	1,434	136
Offering costs	-	2,036	16,641	11,356

Total expenses	969,000	677,275	280,695	109,010
Advisory fee waived	(190,733)	(208,947)	(84,203)	(13,125)
Other expenses waived	-	-	(68,356)	(74,011)
Net expenses	778,267	468,328	128,136	21,874
Net investment income	365,241	113,976	60,572	15,025

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	(5,411,752)	(1,197,049)	(1,515,178)	997
Foreign currency transactions	(10,883)	(40,699)	(13,385)	(184)
Net realized gain (loss) on investments and foreign currency transactions	(5,422,635)	(1,237,748)	(1,528,563)	813
Net change in unrealized appreciation/depreciation on:
Investments	6,890,814	7,733,539	1,153,319	24,464
Foreign currency translations	(30)	1,309	672	-
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,890,784	7,734,848	1,153,991	24,464
Net increase from payments by affiliates (Note 3)	21,698	5,753	-	-
Net realized and unrealized gain (loss) on investments and foreign currency	1,489,847	6,502,853	(374,572)	25,277

Net Increase (Decrease) in Net Assets from Operations	$1,855,088	$6,616,829	$(314,000)	$40,302

1 The EP Strategic US Equity Fund commenced operations on March 1, 2012.

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EuroPac International
	Value Fund

	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,327,650	$1,518,195
Net realized loss on investments and foreign currency transactions	(4,416,019)	(155,228)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	7,116,730	(5,420,185)
Net increase (decrease) in net assets resulting from operations	4,028,361	(4,057,218)

Distributions to Shareholders:
From net investment income	(1,592,231)	(1,229,860)
From net realized gain	-	-
Total distributions	(1,592,231)	(1,229,860)

Capital Transactions:
Net proceeds from shares sold	14,878,783	44,877,359
Reinvestment of distributions	1,175,533	947,348
Cost of shares redeemed1	(18,578,007)	(16,115,125)
Net increase (decrease) in net assets from capital transactions	(2,523,691)	29,709,582

Total increase (decrease) in net assets	(87,561)	24,422,504

Net Assets:
Beginning of period	77,449,065	53,026,561
End of period	$77,361,504	$77,449,065

Accumulated net investment income (loss)	$102,439	$181,975

Capital Share Transactions:
Shares sold	1,489,819	4,180,972
Shares reinvested	125,660	86,125
Shares redeemed	(1,888,503)	(1,565,732)
Net increase (decrease) in capital share transactions	(273,024)	2,701,365

1 Net of redemption fees of $238 and $3,592, respectively.

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EuroPac International
	Bond Fund

	Year Ended October 31, 2012	For the Period November 15, 2010* to October 31, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$2,162,380	$874,350
Net realized gain on investments and foreign currency transactions	124,015	183,657
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	(802,014)	480,459
Net increase in net assets resulting from operations	1,484,381	1,538,466

Distributions to Shareholders:
From net investment income	(1,618,934)	(1,012,617)
From net realized gain	-	-
Total distributions	(1,618,934)	(1,012,617)

Capital Transactions:
Net proceeds from shares sold	41,935,918	84,733,448
Reinvestment of distributions	703,509	334,853
Cost of shares redeemed1	(34,579,010)	(5,354,572)
Net increase in net assets from capital transactions	8,060,417	79,713,729

Total increase in net assets	7,925,864	80,239,578

Net Assets:
Beginning of period	80,239,578	-
End of period	$88,165,442	$80,239,578

Accumulated net investment income	$-	$73,933

Capital Share Transactions:
Shares sold	4,117,998	8,219,801
Shares reinvested	69,298	31,637
Shares redeemed	(3,423,958)	(514,712)
Net increase in capital share transactions	763,338	7,736,726

* Commencement of operations.
1 Net of redemption fees of $21,492 and $2,529, respectively.

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EuroPac Hard
	Asset Fund

		For the Period
	Year Ended	June 30, 2011*
	October 31, 2012	to October 31, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment gain (loss)	$30,303	$(18,570)
Net realized gain (loss) on investments and foreign currency transactions	297,561	(37,116)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	249,110	(678,600)
Net increase (decrease) in net assets resulting from operations	576,974	(734,286)

Distributions to Shareholders:
From net investment income	(206,613)	-
From net realized gain	-	-
Total distributions	(206,613)	-

Capital Transactions:
Net proceeds from shares sold	15,269,931	19,555,591
Reinvestment of distributions	109,931	-
Cost of shares redeemed1	(4,446,744)	(812,360)
Net increase in net assets from capital transactions	10,933,118	18,743,231

Total increase in net assets	11,303,479	18,008,945

Net Assets:
Beginning of period	18,008,945	-
End of period	$29,312,424	$18,008,945

Accumulated net investment loss	$(198,607)	$(5,710)

Capital Share Transactions:
Shares sold	1,628,609	1,952,520
Shares reinvested	12,506	-
Shares redeemed	(488,719)	(88,824)
Net increase in capital share transactions	1,152,396	1,863,696

* Commencement of operations.
1 Net of redemption fees of $3,423 and $2,278, respectively.

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EP China
	Fund

		For the Period
	Year Ended	July 1, 2011 to	Year Ended
	October 31, 2012	October 31, 2011**	June 30, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$365,241	$57,113	$585,380
Net realized gain (loss) on investments and foreign currency transactions	(5,422,635)	(5,433,797)	4,582,110
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	6,890,784	(13,390,644)	7,269,547
Net increase from payments by affiliates (Note 3)	21,698	-	-
Net increase (decrease) in net assets resulting from operations	1,855,088	(18,767,328)	12,437,037

Distributions to Shareholders:
From net investment income	(47,132)	-	(1,359,237)
From net realized gain	(2,908,659)	-	(27,844)
Total Distributions	(2,955,791)	-	(1,387,081)

Capital Transactions:
Net proceeds from shares sold	3,620,836	3,098,112	25,903,275
Reinvestment of distributions	2,327,552	-	1,132,972
Cost of shares redeemed1	(18,499,845)	(18,275,927)	(10,498,447)
Net increase (decrease) in net assets from capital transactions	(12,551,457)	(15,177,815)	16,537,800

Total increase (decrease) in net assets	(13,652,160)	(33,945,143)	27,587,756

Net Assets:
Beginning of period	52,407,265	86,352,408	58,764,652
End of period	$38,755,105	$52,407,265	$86,352,408

Accumulated net investment income (loss)	$352,929	$47,089	$(223,498)

Capital Share Transactions:
Shares sold	360,713	269,007	1,870,407
Shares reinvested	253,270	-	78,136
Shares redeemed	(1,869,267)	(1,611,673)	(763,797)
Net increase (decrease) in capital share transactions	(1,255,284)	(1,342,666)	1,184,746

** Fiscal year changed to October 31, effective July 1, 2011.
1 Net of redemption fees of $114, $243 and $277, respectively.

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EP Asia Small
	Companies Fund

		For the Period
	Year Ended	December 1, 2010*
	October 31, 2012	to October 31, 2011
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$113,976	$223,396
Net realized loss on investments and foreign currency transactions	(1,237,748)	(3,766,437)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	7,734,848	(1,679,902)
Net increase from payments by affiliates (Note 3)	5,753	-
Net increase (decrease) in net assets resulting from operations	6,616,829	(5,222,943)

Distributions to Shareholders:
From net investment income	(115,322)	-
From net realized gain	-	-
Total Distributions	(115,322)	-

Capital Transactions:
Net proceeds from shares sold	4,055,262	37,670,587
Reinvestment of distributions	49,900	-
Cost of shares redeemed1	(10,254,225)	(5,547,748)
Net increase (decrease) in net assets from capital transactions	(6,149,063)	32,122,839

Total increase in net assets	352,444	26,899,896

Net Assets:
Beginning of period	26,899,896	-
End of period	$27,252,340	$26,899,896

Accumulated net investment income	$72,841	$115,302

Capital Share Transactions:
Shares sold	433,318	3,821,128
Shares reinvested	6,308	-
Shares redeemed	(1,109,408)	(598,241)
Net increase (decrease) in capital share transactions	(669,782)	3,222,887

* Commencement of operations.
1 Net of redemption fees of $101 and $77, respectively.

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	EP Latin America	EP Strategic US
	Fund	Equity Fund

	For the Period	For the Period
	November 1, 2011*	March 1, 2012*
	to October 31, 2012	to October 31, 2012
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$60,572	$15,025
Net realized gain (loss) on investments and foreign currency transactions	(1,528,563)	813
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	1,153,991	24,464
Net increase (decrease) in net assets resulting from operations	(314,000)	40,302

Distributions to Shareholders:
From net investment income	-	(16,391)
From net realized gain	-	-
Total Distributions	-	(16,391)

Capital Transactions:
Net proceeds from shares sold	12,275,474	6,169,082
Reinvestment of distributions	-	7,407
Cost of shares redeemed1	(1,426,855)	(180,698)
Net increase in net assets from capital transactions	10,848,619	5,995,791

Total increase in net assets	10,534,619	6,019,702

Net Assets:
Beginning of period	-	-
End of period	$10,534,619	$6,019,702

Accumulated net investment income (loss)	$51,252	$-

Capital Share Transactions:
Shares sold	1,189,081	610,339
Shares reinvested	-	736
Shares redeemed	(148,931)	(18,051)
Net increase in capital share transactions	1,040,150	593,024

* Commencement of operations.
1 Net of redemption fees of $1,270 and $0, respectively.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	EuroPac International
	Value Fund
					For the period
	Year Ended		Year Ended		April 7, 2010* to
	October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$9.92		$10.38		$10.00
Income from Investment Operations:
Net investment income	0.17	1	0.21	1	0.07	1
Net realized and unrealized gain (loss) on investments	0.39		(0.50)		0.38
Total from investment operations	0.56		(0.29)		0.45

Less Distributions:
From net investment income	(0.21)		(0.17)		(0.07)
From net realized gain	-		-		-
Total distributions	(0.21)		(0.17)		(0.07)

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$10.27		$9.92		$10.38

Total return	5.88%	3	(2.93)%	3	4.57%	3,4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$77,362		$77,449		$53,027

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.90%		1.88%		2.30%	5
After fees waived and expenses absorbed	1.75%		1.75%		1.75%	5
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.61%		1.87%		0.84%	5
After fees waived and expenses absorbed	1.76%		1.99%		1.39%	5
Portfolio turnover rate	38%		27%		13%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Less than $0.01.
3	Does not include payment of maximum sales charge of 4.50%. If the sales charges were included, total return would be lower.
4	Not annualized.
5	Annualized.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	EuroPac International
	Bond Fund

			For the period
	Year Ended		November 15, 2010* to
	October 31, 2012		October 31, 2011
Net asset value, beginning of period	$10.37		$10.00
Income from Investment Operations:
Net investment income	0.27	1	0.19	1
Net realized and unrealized gain (loss) on investments	(0.07)		0.38
Total from investment operations	0.20		0.57

Less Distributions:
From net investment income	(0.20)		(0.20)
From net realized gain	-		-
Total distributions	(0.20)		(0.20)

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$10.37		$10.37

Total return	2.02%	3	5.72%	3,4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$88,165		$80,240

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.28%		1.36%	5
After fees waived and expenses absorbed	1.15%		1.15%	5
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.54%		1.73%	5
After fees waived and expenses absorbed	2.67%		1.94%	5
Portfolio turnover rate	84%		8%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Less than $0.01.
3	Does not include payment of maximum sales charge of 4.50%. If the sales charges were included, total return would be lower.
4	Not annualized.
5	Annualized.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	EuroPac Hard
	Asset Fund

			For the period
	Year Ended		June 30, 2011* to
	October 31, 2012		October 31, 2011
Net asset value, beginning of period	$9.66		$10.00
Income from Investment Operations:
Net investment gain (loss)	0.01	1	(0.01)	1
Net realized and unrealized gain (loss) on investments	0.15		(0.33)
Total from investment operations	0.16		(0.34)

Less Distributions:
From net investment income	(0.10)		-
From net realized gain	-		-
Total distributions	(0.10)		-

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$9.72		$9.66

Total return	1.80%	3	(3.40)%	3,4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,312		$18,009

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.38%		3.47%	5
After fees waived and expenses absorbed	1.75%		1.75%	5
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.49%)		(2.14)%	5
After fees waived and expenses absorbed	0.14%		(0.41)%	5
Portfolio turnover rate	9%		2%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Less than $0.01.
3	Does not include payment of maximum sales charge of 4.50%. If the sales charges were included, total return would be lower.
4	Not annualized.
5	Annualized.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	EP China
	Fund

			For the period
			July 1, 2011 to		For the		For the period
	Year Ended October 31, 2012		October 31, 2011**		Year Ended June 30, 2011		July 31, 2009* to June 30, 2010
Net asset value, beginning of period	$10.43		$13.57		$11.34		$10.00
Income from Investment Operations:
Net investment income	0.08	1	0.01	1	0.10	1	0.02	1
Net realized and unrealized gain (loss) on investments	0.41	6	(3.15)		2.36		1.38
Total from investment operations	0.49		(3.14)		2.46		1.40

Less Distributions:
From net investment income	(0.01)		-		(0.22)		-
From net realized gain	(0.62)		-		(0.01)		(0.06)
Total distributions	(0.63)		-		(0.23)		(0.06)

Redemption fee proceeds	-	2	-	2	-	2	-	2

Net asset value, end of period	$10.29		$10.43		$13.57		$11.34

Total return	5.45%	3	(23.14)%	3,4	21.55%	3	13.93%	3,4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,755		$52,407		$86,352		$58,765

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.18%		2.00%	5	1.91%		2.18%	5
After fees waived and expenses absorbed	1.75%		1.74%	5	1.75%		1.75%	5
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.39%		(0.01)%	5	0.56%		0.20%	5
After fees waived and expenses absorbed	0.82%		0.25%	5	0.72%		0.63%	5
Portfolio turnover rate	90%		48%	4	77%		80%	4

*	Commencement of operations.
**	Fiscal year changed to October 31, effective July 1, 2011.
1	Based on average shares outstanding for the period.
2	Less than $0.01.
3	Does not include payment of maximum sales charge of 4.50%. If the sales charges were included, total return would be lower.
4	Not annualized.
5	Annualized.
6
The Advisor reimbursed the Fund $21,698 for losses on a transaction not meeting the investment guidelines of the Fund. As of November 30, 2012, the reimbursement amount represents $0.006 per share. This reimbursement had no impact to the Fund's total return.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	EP Asia Small
	Companies Fund

			For the Period
	Year Ended		December 1, 2010*
	October 31, 2012		to October 31, 2011
Net asset value, beginning of period	$8.35		$10.00
Income from Investment Operations:
Net investment income	0.04	1	0.08	1
Net realized and unrealized gain (loss) on investments	2.32		(1.73)
Total from investment operations	2.36		(1.65)

Less Distributions:
From net investment income	(0.04)		-
From net realized gain	-		-
Total distributions	(0.04)		-

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$10.67		$8.35

Total return	28.40%	3	(16.50)%	3,4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,252		$26,900

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.54%		2.34%	5
After fees waived and expenses absorbed	1.75%		1.75%	5
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.36)%		0.33%	5
After fees waived and expenses absorbed	0.43%		0.92%	5
Portfolio turnover rate	84%		102%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Less than $0.01.
3	Does not include payment of maximum sales charge of 4.50%. If the sales charges were included, total return would be lower.
4	Not annualized.
5	Annualized.

See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.
	EP Latin America		EP Strategic US
	Fund		Equity Fund

	For the Period		For the Period
	November 1, 2011*		March 1, 2012*
	to October 31, 2012		to October 31, 2012
Net asset value, beginning of period	$10.00		$10.00
Income from Investment Operations:
Net investment income	0.08	1	0.06	1
Net realized and unrealized gain on investments	0.05		0.15
Total from investment operations	0.13		0.21

Less Distributions:
From net investment income	-		(0.06)
From net realized gain	-		-
Total distributions	-		(0.06)

Redemption fee proceeds	-	2	-

Net asset value, end of period	$10.13		$10.15

Total return	1.30%	3	2.13%	3,4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,535		$6,020

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.83%		6.23%	5
After fees waived and expenses absorbed	1.75%		1.25%	5
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(1.25)%		(4.12)%	5
After fees waived and expenses absorbed	0.83%		0.86%	5
Portfolio turnover rate	104%		20%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Less than $0.01.
3	Does not include payment of maximum sales charge of 4.50%. If the sales charges were included, total return would be lower.
4	Not annualized.
5	Annualized.

See Accompanying Notes to Financial Statements.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2012

Note 1 – Organization
EuroPac International Value Fund (the ‘‘International Value Fund’’), EuroPac International Bond Fund (the “International Bond Fund”), EuroPac Hard Asset Fund (the “Hard Asset Fund”), EP China Fund (formerly known as EPH China Fund) (the “China Fund”), EP Asia Small Companies Fund (the “Asia Small Companies Fund”), EP Latin America Fund (the “Latin America Fund”), and EP Strategic US Equity Fund (the “Strategic US Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The International Value Fund commenced operations on April 7, 2010, and its primary investment objective is to provide income and long-term capital appreciation. The International Bond Fund commenced operations on November 15, 2010, and its primary investment objective is to provide current income and capital appreciation.  The Hard Asset Fund commenced operations on June 30, 2011, and its primary investment objective is appreciation of capital and protection against inflation. The China Fund commenced operations on July 31, 2009, and its primary investment objective is long-term capital appreciation. The China Fund’s fiscal year end was changed to October 31st as of July 1, 2011. The Asia Small Companies Fund commenced operations on December 1, 2010, and its primary investment objective is to provide long-term capital appreciation. The Latin America Fund commenced operations on November 1, 2011, and its primary investment objective is to provide long-term capital appreciation.  The Strategic US Equity Fund commenced operations on March 1, 2012, and its primary investment objective is to provide long-term capital appreciation.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined.  If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Offering costs incurred with the start up of the Funds were amortized on a straight line basis over a period of twelve months from commencement of operations.  The International Bond Fund, Hard Asset Fund and Asia Small Companies Fund, respectively, incurred offering costs of approximately $18,215, $16,838 and $18,113.

Offering costs incurred with the start up of the Funds are being amortized on a straight line basis over a period of twelve months from commencement of operations.  The Latin America Fund and Strategic US Equity Fund, respectively, incurred offering costs of approximately $16,640 and $17,877.

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010.  The Act made changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carry forward for capital losses.  In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period ended October 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The International Value Fund, Hard Asset Fund, China Fund, Asia Small Companies Fund, Latin America Fund and Strategic US Equity Fund, respectively, will make distributions of net investment income quarterly and capital gains, if any, at least annually.  The International Bond Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Euro Pacific Asset Management, LLC (the “Advisor”).  Under the terms of the Agreement, the International Value Fund, International Bond Fund, Hard Asset Fund, China Fund, Asia Small Companies Fund, Latin America Fund and Strategic U.S. Equity Fund pay a monthly investment advisory fee to the Advisor at the annual rate of 1.15%, 0.60%, 1.15%, 1.15%, 1.15%, 1.15% and 0.75% of each Funds average daily net assets, respectively.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividend and interest expense on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses to 1.75%, 1.15%, 1.85%, 1.75%, 1.75%, 1.75% and 1.25% of each Funds average daily net assets until March 1, 2013, respectively.

Effective March 15, 2011, the Trust, on behalf of the China Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Euro Pacific Asset Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets, respectively.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.75% of the Fund’s average daily net assets until October 31, 2012.  Prior to March 15, 2011, the Fund’s investment advisor was Euro Pacific Halter Asia Management, Inc.

For the period July 1, 2010 through March 14, 2011, the China Fund paid advisory fees in the amount of $635,809 to Euro Pacific Halter Asia Management, Inc. and $303,365 to Euro Pacific Asset Management, LLC for the period March 15, 2011 through June 30, 2011.

The China Fund, Asia Small Companies Fund and Latin America Fund, respectively, are sub-advised by New Sheridan Advisors, Inc. (the “Sub-advisor”). Pursuant to a sub-advisory agreement the Advisor pays a portion of the annual advisory fee of 1.15% of average daily net assets of the Fund to the Sub-advisor.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

For the year ended October 31, 2012, the Advisor waived fees and absorbed other expenses as follows:

	Advisory fees	Other expenses	Total
International Value Fund	$117,848	$-	117,848
International Bond Fund	109,368	-	109,368
Hard Asset Fund	132,344	-	132,344
China Fund	190,733	-	190,733
Asia Small Companies Fund	208,947	-	208,947
Latin America Fund (November 1, 2011 through October 31, 2012)	84,203	68,356	152,559
Strategic US Equity Fund (March 1, 2012 through October 31, 2012)	13,125	74,011	87,136
	$856,568	$142,367	$998,935

The Advisor may recover from each Fund fees and/or expenses previously waived and/or absorbed, if the Funds’ expense ratio, including the recovered expenses, falls below any current expense limit.  The Advisor is permitted to seek reimbursement from each Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. The advisor may recapture a portion of the amounts no later than October 31 of the years stated below:

	International Value Fund	International Bond Fund	Hard Asset Fund
2013	$101,799	$-	$-
2014	95,974	95,046	77,697
2015	117,848	109,368	132,344
Potential Recoverable Expenses	$315,621	$204,414	$156,844

	China Fund‡	Asia Small Companies Fund	Latin America Fund
June 30, 2013	$172,040	$-	$-
June 30, 2014	120,421	-	-
October 31, 2014	59,642	142,239	-
October 31, 2015	190,733	208,947	152,559
Potential Recoverable Expenses	$542,836	351,186	$152,559

Strategic US Equity Fund
October 31, 2014	$-
October 31, 2015	87,136
Potential Recoverable Expenses	$87,136

‡The China Fund’s fiscal year end was changed to October 31st as of July 1, 2011.

The Advisor reimbursed the EP China Fund and the EP Asia Small Companies Fund $21,698 and $5,753, respectively, for losses on transactions not meeting the investment guidelines for the Funds.  These reimbursements had no impact to the Funds’ performances.

Grand Distribution Services, LLC (“GDS”) serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

For the year ended October 31, 2012, the amount of net selling commissions retained by the Distributor and/or a broker-dealer affiliated with the Advisor is mentioned below:

Fund
International Value Fund	$53,125
International Bond Fund	78,701
Hard Asset Fund	41,483
China Fund	11,504
Asia Small Companies Fund	42,984
Latin America Fund (November 1, 2011 through April 30, 2012)	37,684
Strategic US Equity Fund (March 1, 2012 through April 30, 2012)	14,299

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the year ended October 31, 2012, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2012, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Funds, based on cost for federal income tax purposes were as follows:

	International	International	Hard Asset	China	Asia Small
	Value Fund	Bond Fund	Fund	Fund	Companies Fund

Cost of investments	$72,540,170	$81,200,465	$29,876,639	$35,282,316	$21,333,201

Gross unrealized appreciation	$8,444,025	$1,011,510	$1,521,796	$5,683,408	$5,901,804
Gross unrealized depreciation	(3,450,893)	(1,378,959)	(2,250,090)	(2,102,250)	(187,785)
Unrealized appreciation/(depreciation) on foreign currency	(2,249)	45,894	(56)	(1)	740
Net unrealized appreciation/(depreciation) on investments and foreign currency translations
	$4,990,883	$(321,555)	$(728,350)	$3,581,157	$5,714,759

	Latin America	Strategic US
	Fund	Equity Fund

Cost of investments	$9,109,073	$5,676,844

Gross unrealized appreciation	$1,232,920	$166,617
Gross unrealized depreciation	(95,488)	(142,153)
Unrealized appreciation/(depreciation) on foreign currency	672	-
Net unrealized appreciation/(depreciation) on investments and foreign currency translations
	$1,138,104	$24,464

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies (“PFICs”).

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

As of October 31, 2012 the components of accumulated earnings (deficit) on a tax basis were as follows:

	International Value Fund	International Bond Fund	Hard Asset Fund	China Fund	Asia Small Companies Fund

Undistributed ordinary income	$643,886	$688,566	$334,623	$352,929	$413,028
Undistributed long-term gains	-	51,414	43,419	-	-
Tax accumulated earnings	643,886	739,980	378,042	352,929	413,028

Accumulated capital and other losses	$(4,782,037)	$-	$-	$(10,932,321)	$(4,833,894)
Unrealized appreciation/(depreciation) on investments	4,990,883	(321,555)	(728,350)	3,581,157	5,714,759
Total accumulated earnings (deficit)	$852,732	$418,425	$(350,308)	$(6,998,235)	$1,293,893

	EP Latin	EP Strategic
	America Fund	US Equity Fund

Undistributed ordinary income	$67,139	$608
Undistributed long-term gains	-	-
Tax accumulated earnings	67,139	608

Accumulated capital and other losses	$(1,515,178)	$-
Unrealized appreciation/(depreciation) on investments	1,138,104	24,464
Total accumulated earnings (deficit)	$(309,935)	$25,072

The tax character of distributions paid during the fiscal years ended October 31, 2012 and 2011 were as follows:

	International Value Fund		International Bond Fund		Hard Asset Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2012	2011	2012	2011	2012	2011
Distributions paid from:
Ordinary Income	$1,592,231	$1,229,860	$1,618,934	$1,012,617	$206,613	$-
Net long-term capital gains	-	-	-	-	-	-
Total taxable distributions	1,592,231	1,229,860	1,618,934	1,012,617	206,613	-
Total distributions paid	$1,592,231	$1,229,860	$1,618,934	$1,012,617	$206,613	$-

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

	China Fund			Asia Small Companies Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	June 30,	October 31,	October 31,
	2012	2011	2011*	2012	2011
Distributions paid from:
Ordinary Income	$1,059,363	$-	$1,387,081	$115,322	$-
Net long-term capital gains	1,896,428	-	-	-	-
Total taxable distributions	2,955,791	-	1,387,081	115,322	-
Total distributions paid	$2,955,791	$-	$1,387,081	$115,322	$-

	Latin America Fund	Strategic US Equity Fund
	Year	Year
	Ended	Ended
	October 31,	October 31,
	2012	2012
Distributions paid from:
Ordinary Income	$-	$16,391
Net long-term capital gains	-	-
Total taxable distributions	-	16,391
Total distributions paid	$-	$16,391

At October 31, 2012, the Funds had accumulated capital loss carryforwards as follows:

	International Value Fund	International Bond Fund	Hard Asset Fund	China Fund	Asia Small Companies Fund

For losses expiring October 31,
2017	$-	$-	$-	$-	$-
2018	1,647	-	-	-	-
2019	-	-	-	-	3,608,933
Not Subject to Expiration	4,780,390	-	-	10,932,321	1,224,961
	$4,782,037	$-	$-	$10,932,321	$4,833,894

	Latin	Strategic US
	America Fund	Equity Fund

For losses expiring October 31,
2017	$-	$-
2018	-	-
2019	-	-
Not Subject to Expiration	1,515,178	-
	$1,515,178	$-

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.  During the year ended October 31, 2012, the International Bond Fund and Hard Asset Fund utilized $902 and $36,189 of their capital loss carryovers.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2012, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized gain as follows:

	Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)

EuroPac International Value Fund	$1,088	$185,045	$(186,133)
EuroPac International Bond Fund	512	(617,379)	616,867
EuroPac Hard Asset Fund	170	(16,562)	16,392
EP China Fund	1,317	(12,269)	10,952
EP Asia Small Companies Fund	416	(41,115)	40,699
EP Latin America Fund	(4,065)	(9,320)	13,385
EP Strategic US Equity Fund	(1,161)	1,366	(205)

Note 5 – Investment Transactions
For the year ended October 31, 2012, purchases and sales of investments, excluding short-term investments, were as follows:

Fund	Purchases	Sales
International Value Fund	$26,975,933	$34,130,779
International Bond Fund	63,917,549	56,225,153
Hard Asset Fund	11,159,041	1,873,964
China Fund	39,039,872	46,519,974
Asia Small Companies Fund	21,942,887	24,551,826
Latin America Fund (November 1, 2011 – October 31, 2012)	17,140,351	6,718,143
Strategic US Equity Fund (March 1, 2012 – October 31, 2012)	5,519,477	447,925

Note 6 – Distribution Plan
The Trust, on behalf of the Funds’, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

For the year ended October 31, 2012, distribution fees incurred are disclosed on the Statement of Operations.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

Note 7 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following is a summary of the inputs used, as of October 31, 2012, in valuing the Funds’ assets carried at fair value:

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

International Value Fund
	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Consumer Discretionary	$2,498,964	$-	$-	$2,498,964
Consumer Staples	13,817,869	-	-	13,817,869
Energy	14,577,292	1,076,054	-	15,653,346
Financials	3,136,516	-	-	3,136,516
Industrials	4,049,755	-	-	4,049,755
Information Technology	3,888,081	-	-	3,888,081
Materials	13,993,486	-	-	13,993,486
Telecommunication Services	8,754,638	-	-	8,754,638
Utilities	5,613,993	-	-	5,613,993
Short-Term Investments	6,126,654	-	-	6,126,654
Rights	-	-	-	-
Total Investments	$76,457,248	$1,076,054	$-	$77,553,302

International Bond Fund
	Level 1	Level 2	Level 3*	Total
Investments
Bonds
Basic Materials	$-	$2,373,988	$-	$2,373,988
Communications	-	8,828,652	-	8,828,652
Consumer, Cyclical	-	823,448	-	823,448
Consumer, Non-cyclical	-	7,401,458	-	7,401,458
Diversified	-	763,323	-	763,323
Energy	-	533,167	-	533,167
Financial	-	7,503,411	-	7,503,411
Government	-	40,558,171	-	40,558,171
Industrial	-	3,815,850	-	3,815,850
Utilities	-	4,718,921	-	4,718,921
Short-Term Investments	3,512,627	-	-	3,512,627
Total Investments	$3,512,627	$77,320,389	$-	$80,833,016

Hard Asset Fund
	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Consumer Staples	$1,531,872	$-	$-	$1,531,872
Energy	10,253,869	487,299	-	10,741,168
Materials	7,702,220	-	-	7,702,220
Exchange-Traded Fund	7,236,113	-	-	7,236,113
Short-Term Investments	1,936,972	-	-	1,936,972
Total Investments	$28,661,046	$487,299	$-	$29,148,345

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

China Fund
	Level 1	Level 2	Level 3	Total
Investments
Common Stocks
Consumer Discretionary	$-	$8,112,418	$-	$8,112,418
Consumer Staples	-	1,487,111	-	1,487,111
Energy	-	3,196,934	-	3,196,934
Financials	-	5,372,649	-	5,372,649
Health Care	709,500	3,952,742	-	4,662,242
Industrials	277,200	3,387,731	-	3,664,931
Information Technology	1,512,660	4,403,840	-	5,916,500
Materials	-	-	209,031	209,031
Telecommunication Services	-	1,220,091	-	1,220,091
Utilities	-	4,917,678	-	4,917,678
Short-Term Investments	103,889	-	-	103,889
Total Investments	$2,603,249	$36,051,194	$209,031	$38,863,474

Asia Small Companies Fund
	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Consumer Discretionary	$-	$6,621,658	$-	$6,621,658
Consumer Staples	964,647	4,376,656	-	5,341,303
Energy	-	1,317,378	-	1,317,378
Financials	1,181,112	3,634,494	-	4,815,606
Health Care	283,800	1,377,759	-	1,661,559
Industrials	-	3,486,331	-	3,486,331
Information Technology	355,200	1,704,686	-	2,059,886
Materials	-	543,277	-	543,277
Telecommunication Services	-	392,824	-	392,824
Utilities	-	807,398	-	807,398
Total Investments	$2,784,759	$24,262,461	$-	$27,047,220

Latin America Fund
	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Consumer Discretionary	$2,048,857	$-	$-	$2,048,857
Consumer Staples	2,275,712	-	-	2,275,712
Energy	542,878	-	-	542,878
Financials	1,903,246	-	-	1,903,246
Health Care	404,281	-	-	404,281
Industrials	1,382,788	-	-	1,382,788
Information Technology	402,213	-	-	402,213
Materials	217,474	-	-	217,474
Telecommunication Services	635,438	-	-	635,438
Utilities	247,462	-	-	247,462
Short-Term Investments	186,156	-	-	186,156
Total Investments	$10,246,505	$-	$-	$10,246,505

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

Strategic US Equity Fund
	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks1	$4,482,796	$-	$-	$4,482,796
Exchange Traded Funds	614,218	-	-	614,218
Short-Term Investments	604,294	-	-	604,294
Total Investments	$5,701,308	$-	$-	$5,701,308

*The Fund did not hold any Level 3 securities at period end.
1 All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

The following is a reconciliation of transfers between Levels for the Funds from January 31, 2012 to October 31, 2012, represented by recognizing the October 31, 2012 market value of securities:

	International Value Fund	International Bond Fund	Hard Asset Fund	Asia Small Companies Fund
Transfers into Level 1	$-	$-	$-	$1,800,850
Transfers out of Level 1	(1,076,054)	(12,696,677)	(487,299)	-
Net transfers in (out) of Level 1	$(1,076,054)	$(12,696,677)	$(487,299)	$1,800,850

Transfers into Level 2	$1,076,054	$12,696,677	$487,299	$-
Transfers out of Level 2	-	-	-	(1,800,850)
Net transfers in (out) of Level 2	$1,076,054	$12,696,677	$487,299	$(1,800,850)

The following is a reconciliation of Level 3 assets for the China Fund, which significant unobservable inputs were used to determine fair value:

	Investments, at Value	Other Financial Instruments
Balance as of 10/31/11	$545,644	$-
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	(336,613)	-
Net purchase (sales)	-	-
Transfers in and/or out of Level 3	-	-
Balance as of 10/31/12	$209,031	$-

Following is a description of the valuation techniques and significant inputs used in determining the value of the Fund’s securities classified as Level 3:

The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.  The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Euro Pacific Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2012

Note 9 – Recently Issued Accounting Pronouncements
In December 2011, Financial Accounting Standards Board (“FASB”) issued Account Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Note 10 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted that amounts or disclosures in the Funds’ financial statements.

On January 1, 2013, IMST Distributors, LLC, (“IMST Distributors”), a wholly owned subsidiary of Foreside Distributors, LLC will succeed GDS as the Distributor to the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac Hard Asset Fund, EP China Fund, EP Asia Small Companies Fund, EP Latin America Fund, and EP Strategic US Equity Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, for the period March 1, 2012 (commencement of operations) to October 31, 2012 for EP Strategic US Equity Fund, and for the period November 1, 2011 (commencement of operations) to October 31, 2012 for EP Latin America Fund, and the statements of changes in net assets and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Funds as of October 31, 2012, and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2012

Euro Pacific Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the fiscal year ended October 31, 2012, 0%, 0%, 7.51%, 0%, 9.16%, 0% and 100% , respectively, of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac Hard Asset Fund, EP China Fund, EP Asia Small Companies Fund, EP Latin America Fund and the EP Strategic US Equity Fund, respectively.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac Hard Asset Fund, EP China Fund, EP Asia Small Companies Fund, EP Latin America Fund, EP Strategic US Equity Fund, designates income dividends of 100%, 0%, 100%, 91.4%, 55.31%, 0% and 100%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2012.

Foreign Taxes Paid
Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, EuroPac International Value Fund, EuroPac Hard Asset Fund, EP China Fund, EP Asia Small Companies Fund, and EP Latin America Fund designates $1,629,706, $121,468, $397,180, $300,319 and $79,198, respectively, of income derived from foreign sources and $163,468, $39,632.44, $44,140, $30,028, and $12,773, respectively, of foreign taxes paid for the period ended October 31, 2012.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended October 31, 2012, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Value Fund	$0.2163	$0.0217
Hard Asset Fund	$0.0403	$0.0131
China Fund	$0.1054	$0.0117
Asia Small Companies Fund	$0.1176	$0.0118
Latin America Fund	$0.0761	$0.0123

Long-Term Capital Gain
The EP China Fund designates $1,896,428 as long term capital gain distribution.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-558-5851.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	53	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	53	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	53	None.

Euro Pacific Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Funds’ custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	53	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	53	None.
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Funds, and the Funds’ custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

EP Asia Small Companies Fund, EP China Fund, EuroPac Hard Asset Fund, EuroPac International Bond Fund and EuroPac International Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 14-15, 2012, and September 26-27, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Euro Pacific Asset Management, LLC (the “Investment Advisor”) with respect to the EP Asia Small Companies Fund (the “EP Asia Fund”), EP China Fund, EuroPac Hard Asset Fund (the “Hard Asset Fund”), EuroPac International Bond Fund (the “International Bond Fund”) and EuroPac International Value Fund (the “International Value Fund”) series of the Trust (each a “Fund”) and the Sub-Advisory Agreement between the Investment Advisor and New Sheridan Advisors, Inc. (the “Sub-Advisor”) with respect to the EP Asia Fund and EP China Fund series of the Trust (each a “Sub-advised Fund”)  for additional one-year terms.  In approving renewal of the Agreements, the Board of Trustees, including the Independent Trustees, determined that renewal of each Agreement is in the best interests of each Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Funds and the Agreements from the Investment Advisor, the Sub-Advisor and Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Agreements. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Agreements, the Independent Trustees met in a private session at which no representatives of the Investment Advisor or the Sub-Advisor were present.

In approving each Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Euro Pacific Asset Management, LLC

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund compared with the returns of its benchmark index and the returns of a select group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from the relevant fund universe for the one-year period ended June 30, 2012.  With respect to the performance results of the Fund, the Trustees noted that the meeting materials indicated as follows:

•           The annualized total returns of the EP Asia Fund were above the returns of the MSCI All Country (AC) Asia ex Japan Index and the medians of the Peer Group funds and the Pacific/Asia ex-Japan Stock Universe for the one-year period.

•           The annualized total returns of the EP China Fund were below the returns of the MSCI China Index and the medians of the Peer Group funds and China Universe for the one-year period.

•           The annualized total returns of the Hard Asset Fund significantly exceeded those of the S&P Global Natural Resources Index and the medians of the Peer Group funds and Materials Universe.

•           The annualized total returns of the International Bond Fund were below the returns of the Citigroup World Government Bond Non-USD Index and the medians of the Peer Group funds and Foreign Bond Universe for the one-year period.  In considering this information, the Trustees noted that funds in this Universe have differing investment constraints, including ability to invest in junk bonds and variation in average credit quality.  The Trustees also noted that the Fund’s underperformance in the third quarter of 2011 severely affected its overall relative performance.

•           The annualized total returns of the International Value Fund were above the returns of the MSCI World ex USA Value Index and the medians of the Peer Group funds and Universe for the one-year period.

EP Asia Small Companies Fund, EP China Fund, EuroPac Hard Asset Fund, EuroPac International Bond Fund and EuroPac International Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

In reviewing this information the Board noted that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

The Board considered the overall quality of services provided by the Investment Advisor to each Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Funds, the Board noted the meeting materials indicated as follows:

•           The investment advisory fees (gross of fee waivers) paid by the EP Asia Fund were above the Peer Group and Universe medians, but the total expenses (net of fee waivers) were the same as the Peer Group median and less than the Universe median.  The Trustees noted that the Peer Group includes large cap funds, which generally have lower fees than small cap funds.

•           The investment advisory fees (gross of fee waivers) paid by the EP China Fund were above the Peer Group and Universe medians, but the total expenses (net of fee waivers) were below the Peer Group and Universe medians.

•           The investment advisory fees (gross of fee waivers) and the total expenses (net of fee waivers) paid by the Hard Asset Fund were above the Peer Group and Universe medians, but in neither case were they the highest in its Peer Group.

•           The investment advisory fees (gross of fee waivers) paid by the International Bond Fund were the same as the Peer Group and Universe medians, and the total expenses (net of fee waivers) were slightly higher than the Peer Group and Universe medians, although the Fund’s total expenses were not the highest in its Peer Group.

•           The investment advisory fees (gross of fee waivers) and the total expenses (net of fee waivers) paid by the International Value Fund were higher than the Peer Group and Universe medians, although the Fund’s total expenses were not the highest in its Peer Group.

The Trustees also noted that the Investment Advisor was waiving significant portions of its advisory fees with respect to the Funds because of the Funds’ low asset levels.  The Board also noted that advisory fees paid by the Funds to the Investment Advisor are higher than fees paid to the Investment Advisor by two of its affiliates for which the Investment Advisor provides sub-advisory services, but that the Investment Advisor expected those sub-advisory fees to increase in the near future.  The Board also considered that the Investment Advisor oversees the Funds’ compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients, and that the Investment Advisor had contractually agreed to limit the Funds’ expenses. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Funds, noting that the Investment Advisor was not yet realizing any profits with respect to the EP Asia Fund and EP China Fund, and they determined that the profitability was reasonable.  The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Funds, including investment advisory fees paid to the Investment Advisor, 12b-1 distribution fees paid to the Investment Advisor’s affiliates, and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance.
They also noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

EP Asia Small Companies Fund, EP China Fund, EuroPac Hard Asset Fund, EuroPac International Bond Fund and EuroPac International Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

New Sheridan Advisors, Inc.

Nature, Extent and Quality of Services
The Board’s observations with respect to the Sub-advised Funds’ performance are described above.  The Board also considered the overall quality of services provided by the Sub-Advisor to each Sub-advised Fund.  In doing so, the Board considered the Sub-Advisor’s specific responsibilities in all aspects of management of the Sub-advised Fund, including the Sub-advised Fund’s day-to-day portfolio management, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Sub-advised Fund.  The Board also considered the overall quality of the Sub-Advisor’s organization and operations and the Sub-Advisor’s compliance structure and compliance procedures.  Based on its review, the Board and the Independent Trustees concluded that the Sub-Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Sub-Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Sub-Advisor to each Sub-advised Fund were satisfactory.

Advisory Fee and Economies of Scale
The Board reviewed information regarding the advisory fees charged by the Sub-Advisor with respect to each Sub-advised Fund, and noted that they could not compare the Sub-Advisor’s sub-advisory fees with respect to the Sub-advised Funds to those of any other accounts because the Sub-Advisor currently does not provide advisory services to any other clients other than the EP Latin America Fund series of the Trust, for which the Sub-Advisor receives the same annual fee rate as it does with respect to the Sub-advised Funds.  The Board also considered the benefits received by the Sub-Advisor as a result of its relationship with each Sub-advised Fund, including sub-advisory fees paid to the Sub-Advisor, the intangible benefits of its association with the Sub-advised Funds generally and the intangible benefits of any favorable publicity arising in connection with the Sub-advised Funds’ performance. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to each Sub-advised Fund.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement and the Sub-Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of each Agreement.

Euro Pacific Funds
EXPENSE EXAMPLE
For the Period Ended October 31, 2012 (Unaudited)

Expense Example
As a shareholder of the EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac Hard Asset Fund, EP China Fund, EP Asia Small Companies Fund, EP Latin America Fund, and EP Strategic US Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period specified in the tables below.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EuroPacInternational Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual Performance	$1,000.00	$1,028.50	$8.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.20	$8.87
* Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 366.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EuroPac International Bond Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual Performance	$1,000.00	$1,016.80	$5.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.22	$5.84
* Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 366.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Euro Pacific Funds
EXPENSE EXAMPLE - Continued
For the Period Ended October 31, 2012 (Unaudited)

EuroPac Hard Asset Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual Performance	$1,000.00	$1,064.60	$9.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.22	$8.85
* Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 366.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EP China Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual Performance	$1,000.00	$1,001.00	$8.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.20	$8.87
* Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 366.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EP Asia Small Companies Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual Performance	$1,000.00	$1,080.00	$9.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.18	$8.89
* Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 366.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EP Latin America Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual Performance	$1,000.00	$981.60	$8.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.21	$8.86
* Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 366.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EP Strategic US Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/12	10/31/12	5/1/12 – 10/31/12

Actual Performance	$1,000.00	$1,026.30	$6.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.72	$6.34
* Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 366.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Investment Advisor
Euro Pacific Asset Management, LLC
1201 Dove Street, Suite 370
Newport Beach, California  92660

Sub-Advisor
New Sheridan Advisors, Inc.
1201 Dove Street, Suite 370
Newport Beach, California  92660

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 W. Michigan Street
Milwaukee, Wisconsin  53233

FUND INFORMATION

	TICKER	CUSIP
EuroPac International Value Fund	EPIVX	461 418 766
EuroPac International Bond Fund	EPIBX	461 418 618
EuroPac Hard Asset Fund	EPHAX	461 418 436
EP China Fund	EPHCX	461 418 857
EP Asia Small Companies Fund	EPASX	461 418 550
EP Latin America Fund	EPLAX	461 418 352
EP Strategic US Equity Fund	EPUSX	461 418 279

Privacy Principles of the Euro Pacific Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the EuroPac International Value Fund, EuroPac International Bond Fund, EuroPac Hard Asset Fund, EP China Fund, EP Asia Small Companies Fund, EP Latin America Fund, and EP Strategic US Equity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Fund at 1-888-558-5851, on the Funds’ website at www.europacificfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-558-5851, on the Funds’ website at www.europacificfunds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-558-5851. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Euro Pacific Funds
803 West Michigan Street
Milwaukee, WI 53233-2301
Toll Free: 1-888-558-5851

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$62,500	$62,500
Audit-Related Fees	N/A	N/A
Tax Fees	$12,500	$12,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/9/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/13